As filed with the Securities and Exchange Commission on December 29, 1999.


                                                 Securities Act File No. 2-65315
                                            Investment Company File No. 811-2950


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 2O549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [X]

                       Pre-Effective Amendment No. __                     [ ]


                       Post-Effective Amendment No. 36                    [X]


                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 194O    [X]


                              Amendment No. 36                            [X]



                          SHORT TERM INCOME FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                     c/o Reich & Tang Asset Management L.P.
                   600 Fifth Avenue, New York, New York 10020
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 830-5200

                               Bernadette N. Finn
                     c/o Reich & Tang Asset Management L.P.
                                600 Fifth Avenue
                            New York, New York 10020
                     (Name and address of agent for service)

                        Copy to: MICHAEL R. ROSELLA, ESQ.
                                 Battle Fowler LLP
                                 75 East 55th Street
                                 New York, N.Y. 10022

It is proposed that this filing will become effective (check appropriate box)


    [ ] immediately upon filing pursuant to paragraph (b)
    [X] on December 31, 999 pursuant to paragraph (b)
    [ ] 60 days after filing pursuant to paragraph (a)
    [ ] on (date) pursuant to paragraph (a) of Rule 485
    [ ] 75 days after filing pursuant to paragraph (a)(2)
    [ ] on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

    [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

SHORT TERM                                                  600 FIFTH AVENUE
INCOME FUND, INC.                                           NEW YORK, N.Y. 10020
Class A Shares; Class B Shares                              (212) 830-5220


================================================================================
PROSPECTUS

January 1, 2000


A money market fund whose investment objective is to seek as high a level of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Fund pursues this objective through two separate portfolios: the Money Market Portfolio and the U.S. Government Portfolio.




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

2         Risk/Return Summary: Investments, Risks,                8        Management, Organization and Capital Structure
          and Performance                                         8        Shareholder Information
5         Fee Table                                              16        Tax Consequences
6         Investment Objectives, Principal Investment            16        Distribution Arrangements
          Strategies and Related Risks                           18        Financial Highlights


I. RISK/RETURN SUMMARY: INVESTMENTS, RISKS, AND PERFORMANCE

Investment Objective
--------------------------------------------------------------------------------

    The objective of the Fund's portfolios is to seek as high a level of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. There is no assurance that the Fund will achieve its investment objective.



Principal Investment Strategies
--------------------------------------------------------------------------------

    The Fund intends to achieve its investment objective through two separate portfolios. The Fund is a money market fund which invests in high quality, short-term debt instruments. The Fund seeks to maintain investment portfolios with a dollar-weighted average maturity of 90 days or less, to value its investment portfolios at amortized cost and maintain a net asset value of $1.00 per share.

Money Market Portfolio

     The Money Market Portfolio of the Fund seeks to achieve the Fund's objective by investing in: (i) United States Government Securities; (ii) securities issued by foreign governments and other foreign issuers; (iii) bank obligations; (iv) commercial paper and certain debt obligations; and (v) repurchase agreements.


The U.S. Government Portfolio

     The U.S. Government Portfolio of the Fund seeks to achieve the Fund's objective by investing in obligations issued or guaranteed by the United States Government, including repurchase agreements covering these types of obligations.


Principal Risks
--------------------------------------------------------------------------------

o Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

o The value of the Fund's shares and the securities held by the Fund can each decline in value.

o The amount of income the Fund generates will vary with changes in prevailing interest rates.

o An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency.

o The U.S. Government Portfolio's investment policy of investing in obligations issued or guaranteed by the United States Government, while minimizing risk of loss, may produce a lower yield than a policy of investing in other types of instruments. The yield and total return of the U.S. Government Portfolio is likely to be lower than that of the Money Market Portfolio.

o The Money Market Portfolio may contain securities issued by foreign governments and other foreign issuers. As a result, debt obligations of foreign issuers may be subject to additional investment risks compared to an investment in debt obligations of domestic issuers. Such additional risks include future adverse political or economic developments in a foreign jurisdiction and sudden changes in foreign laws regarding the regulation of and rights attached with such investments.


Risk/Return Bar Chart And Table

--------------------------------------------------------------------------------

    The following bar charts and tables may assist you in deciding whether to invest in a portfolio of the Fund. The bar charts show the change in the annual total returns for the Class A shares of each of the Fund's portfolios over the last ten calendar years. The tables show the average annual total returns for the last one, five, ten year periods, and since the inception of each portfolio. While analyzing this information, please note that the Funds' past performance is not an indication of how the Fund will perform in the future. The current 7-day yield of each Class of each of the Fund's portfolios may be obtained by calling the Fund toll-free at 1-800-221-3079.

Short Term Income Fund, Inc. Money Market Portfolio - Class A Shares (1),(2),(3)

[GRAPHIC OMITTED]
Calendar Year End        % Total Return


1989                     8.82%
1990                     7.73%
1991                     5.65%
1992                     3.45%
1993                     2.60%
1994                     3.47%
1995                     5.09%
1996                     4.58%
1997                     4.75%
1998                     4.70%



(1) As of September 30, 1999, the Fund's Money Market Portfolio had a year-to-date return of 3.13 %.

(2) The Money Market Portfolio's highest quarterly return was 2.28% for the quarter ended June 30, 1989; the Money Market Portfolio's lowest quarterly return was 0.44% for the quarter ended December 31, 1993.

(3) Participating Organizations may charge a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than the net return by investing in the Fund directly.

Average Annual Total Returns - Money Market Portfolio
                                                   Class A           Class B
 For the periods ended December 31, 1998

 One Year                                          4.70%             5.06%
 Five Years                                        4.51%             4.82%
 Ten Years                                         5.06%             N/A
 Since Inception                                   7.15%             4.47%

                                                                     (1),(2),(3)
Short Term Income Fund, Inc. U.S. Government Portfolio - Class A Shares

[GRAPHIC OMITTED]
Calendar Year End        % Total Return

1989                     8.25%
1990                     7.47%
1991                     5.47%
1992                     3.29%
1993                     2.45%
1994                     3.43%
1995                     5.18%
1996                     4.71%
1997                     4.76%
1998                     4.64%


(1) As of September 30, 1999, the Fund's U.S. Government Portfolio had a year-to-date return of 3.01%.

(2) The U.S. Government Portfolio's highest quarterly return was 2.10% for the quarter ended June 30, 1989; the U.S. Government Portfolio's lowest quarterly return was 0.60% for the quarter ended December 31,1993.

(3) Participating Organizations may charge a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than the net return by investing in the Fund directly.


Average Annual Total Returns - U.S. Government Portfolio
                                                    Class A         Class B
For the periods ended December 31, 1998

One Year                                            4.64%           4.98%
Five Years                                          4.54%           4.82%
Ten Years                                           4.95%           N/A
Since Inception                                     5.83%           4.45%

                                    FEE TABLE
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares in any of the Fund's portfolios.


Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

                                                Money Market                           U.S. Government
                                                  Portfolio                               Portfolio
                                                  ---------                               ---------

                                             Class A          Class B               Class A            Class B
                                             -------          -------               -------            -------

Management Fees.....................           .29%             .29%                .26%                 .26%
Distribution and Service (12b-1) Fees          .25%             .00%                .25%                 .00%
Other Expenses......................           .45%             .35%                .38%                 .30%
  Administration Fees...............       .21%             .21%                .21%                 .21%
                                               ----             ----                -----                -----
Total Fund Operating Expenses.......           .99%             .64%                .89%                 .56%
                                               ====             ====                ====                 ====






Example

This Example is intended to help you compare the cost of investing in any of the Fund's portfolios with the cost of investing in other money market funds.

The Example assumes that you invest $10,000 in either portfolio of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                     1 Year           3 Years          5 Years       10 Years

   Money Market Portfolio             Class A:       $101              $315             $547           $1,213
                                      Class B:       $65               $205             $357           $798


   U.S. Government Portfolio          Class A:       $91               $284             $493           $1,096
                                      Class B:       $57               $179             $313           $701

II. INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS


Investment Objective
--------------------------------------------------------------------------------


    The Fund is a money market fund, which, through its two portfolios, seeks as high a level of current income to the extent consistent with maintaining liquidity and preserving capital. There can be no assurance that the Fund will achieve its investment objectives.



    The investment objective of the Fund described in this section may only be changed upon the approval of the holders of a majority of the outstanding shares of the Fund that would be affected by such a change.


Principal Investment Strategies
--------------------------------------------------------------------------------

    In order to maintain a share price of $1.00, the Fund must comply with certain industry regulations. The Fund will only invest in securities which are denominated in United States dollars. Other regulations pertain to the maturity and credit quality of the securities in which the Fund may invest. The Fund will only invest in securities which have, or are deemed to have, a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in each individual portfolio of the Fund, on a dollar-weighted basis, will be 90 days or less.



    The Fund will only invest in either securities which have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations, or are unrated securities but which have been determined by the Fund's Board of Directors to be of comparable quality.


    Subsequent to its purchase by the Fund, the quality of an investment may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Board of Directors of the Fund shall reassess the security's credit risks and shall take such action as the Board of Directors determines is in the best interest of the Fund and its shareholders. Reassessment is not required, however, if the security is disposed of or matures within five business days of the investment adviser becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the investment adviser's actions.



    Each portfolio of the Fund shall invest not more than 5% of its total assets in securities issued by a single issuer.



    The Fund's investment adviser considers the following factors when buying and selling securities for each of the Portfolios: (i) availability of cash,
(ii) redemption requests, (iii) yield management, and (iv) credit management.



Money Market Portfolio


    The Money Market Portfolio of the Fund is intended to attain the Fund's investment objective through investments in the following securities.

(I) United States Government Securities: The Money Market Portfolio may purchase short-term obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. These obligations include issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. Some of these securities are supported by the full faith and credit of the United States Treasury, others are supported by the right of the issuer to borrow from the Treasury, and still others are supported only by the credit of the agency or instrumentality.


(II) Bank Obligations: The Money Market Portfolio may purchase certificates of deposit, time deposits and bankers' acceptances issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks. Certificates of deposit are certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a bank for a specified period of time (in no event longer than seven days) at a stated interest rate. Time deposits purchased by the Fund will not benefit from insurance from the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. The Money Market Portfolio limits its investments in obligations of domestic banks, foreign branches of domestic banks and foreign subsidiaries of domestic banks to banks having total assets in excess of $1 billion or the equivalent in other currencies. The Money Market Portfolio limits its investments in obligations of domestic and foreign branches of foreign banks to dollar denominated obligations of such banks which at the time of investment have more than $5 billion, or the equivalent in other currencies, in total assets.

(III) Commercial Paper and Certain Debt Obligations: The Money Market Portfolio may purchase commercial paper or similar debt obligations. Commercial paper is generally considered to be short-term, unsecured debt of corporations.


(IV) Repurchase Agreements: The Money Market Portfolio may enter into repurchase agreements provided that the instruments serving as collateral for the agreements are eligible for inclusion in the Money Market Portfolio. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees with the vendor to resell the security to the vendor at an agreed upon time and price.


U.S. Government Portfolio



    The U.S. Government Portfolio is intended to attain the Fund's investment objective through investments limited to obligations issued or guaranteed by the United States Government, including repurchase agreements covering these types of obligations. The Fund will enter into repurchase agreements for inclusion in the U.S. Government Portfolio only if the instruments serving as collateral for the agreements are eligible for inclusion in the U.S. Government Portfolio.



Risks
--------------------------------------------------------------------------------

    The Fund complies with industry-standard requirements on the quality, maturity and diversification of its investments which are designed to help maintain a $1.00 share price. A significant change in interest rates or a default on the Fund's investments could cause its share price (and the value of your investment) to change.


    Since the Money Market Portfolio may contain securities issued by foreign governments and other foreign issuers, the Money Market Portfolio may be subject to additional investment risks when compared with those incurred by a fund which invests only in domestic issuers. Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Similarly, volume in most foreign securities markets are less than in the United States. The issuers of some of these securities may be subject to less stringent or different regulation than are United States issuers. In addition, there may be less publicly available information about a non-United States issuer, and non-United States issuers generally are not subject to uniform accounting and financial reporting standards and requirements. Additional risks associated with foreign investments might include adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities. Furthermore, some of these foreign securities may be subject to stamp, withholding or other excise taxes levied by foreign governments, which have the effect of increasing the cost of such securities and reducing the realized gain or increasing the realized loss on such securities at the time of sale.



    The investment policies of the U.S. Government Portfolio may produce a lower yield than a policy of investing in other types of instruments. The yield of the U.S. Government Portfolio is likely to be lower than the yield of the Money Market Portfolio.

    As the year 2000 approaches, an issue has emerged regarding how existing application software programs and operating systems can accommodate this date value. Failure to adequately address this issue could have potentially serious repercussions. The Manager is in the process of working with the Fund's service providers to prepare for the year 2000. Based on information currently available, the Manager does not expect that the Fund will incur material costs to be year 2000 compliant. Although the Manager does not anticipate that the year 2000 issue will have a material impact on the Fund's ability to provide service at current levels, there can be no assurance that steps taken in preparation for the year 2000 will be sufficient to avoid an adverse impact on the Fund. The year 2000 problem may also adversely effect issuers of the securities contained in the Portfolios, to varying degrees based upon various factors, and thus may have a corresponding adverse effect on a Portfolio's performance. The Manager is unable to predict what effect, if any, the year 2000 problem will have on such issuers.



III. MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE



    The Fund's investment adviser is Reich & Tang Asset Management L.P. (the "Manager"). The Manager's principal business office is located at 600 Fifth Avenue, New York, NY 10020. As of November 30, 1999, the Manager was the investment manager, advisor or supervisor with respect to assets aggregating in excess of $14.4 billion. The Manager has been an investment adviser since 1970 and currently is manager of eighteen other registered investment companies and also advises pension trusts, profit-sharing trusts and endowments.



    Pursuant to the Investment Management Contract for each Portfolio, the Manager manages each Portfolio's portfolio of securities and makes the decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. Under the Investment Management
Contract: (i) the Money Market Portfolio will pay an annual management fee of
 .30% of the Portfolio's average daily net assets not in excess of $750 million, plus .29% of such assets in excess of $750 million but not in excess of $1 billion, plus .28% of such assets in excess of $1 billion but not in excess of $1.5 billion, plus .27% of such assets in excess of $1.5 billion; and (ii) the U.S. Government Portfolio will pay an annual management fee of .275% of the Portfolio's average daily net assets not in excess of $250 million, plus .25% of such assets in excess of $250 million.


    Pursuant to the Administrative Services Contract for each Portfolio, the Manager performs clerical, accounting supervision and office service functions for the Fund. The Manager provides the Fund with personnel to perform all of the clerical and accounting type functions not performed by the Manager. The Manager, at its discretion, may voluntarily waive all or a portion of the administrative services fee. For its services under the Administrative Services Contract, the Manager receives an annual fee of .21% of each Portfolio's average daily net assets not in excess of $1.25 billion, plus .20% of such assets in excess of $1.25 billion but not in excess of $1.5 billion, plus .19% of such assets in excess of $1.5 billion. Any portion of the total fees received by the Manager and its past profits may be used to provide shareholder services and for distribution of Fund shares. In addition, Reich & Tang Distributors, Inc., receives a fee equal to .25% per annum of the average daily net assets of the Class A shares of each Portfolio under the Shareholder Servicing Agreement. The fees are accrued daily and paid monthly.


    Investment management fees and operating expenses, which are attributable to both Classes of a Portfolio, will be allocated daily to each Class share based on the percentage of outstanding shares at the end of the day.


IV. SHAREHOLDER INFORMATION


    The Fund sells and redeems its shares on a continuing basis at their net asset value and does not impose a charge for either sales or redemptions. All transactions in Fund shares are effected through the Fund's transfer agent, who accepts orders for purchases and redemptions from Participating Organizations and from investors directly.


Pricing of Fund Shares
--------------------------------------------------------------------------------


    The net asset value of each Class of each portfolio of the Fund's shares is determined as of 12 noon, New York City time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except days on which the New York Stock Exchange is closed for trading (i.e. national holidays). The net asset value of a Class is computed by dividing the value of the Fund's net assets for such Class (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding for such Class. The Fund intends to maintain a stable net asset value at $1.00 per share, although there can be no assurance that this will be achieved.



    The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the securities in a portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.



    Shares will be issued as of the first determination of the Fund's net asset value per share for each Class made after receipt and acceptance of the investor's purchase order at the net asset value per share next determined after receipt of the purchase order. Except as described below in the case of certain Participating Organizations (see "Investment Through Participating Organizations" herein), an investor's funds will not be invested by the Fund during the period before the Fund's receipt of Federal Funds and its issuance of Fund shares. The Fund reserves the right to reject any subscription to its shares. Certificates for Fund shares will not be issued to an investor.



Subscribing to the Fund--Money Market Portfolio and U.S. Government Portfolio
--------------------------------------------------------------------------------

    At the time of initial investment in the Fund, investors must elect on their subscription order form the Class of shares of the Portfolio in which they wish to invest. Subject to the Portfolios' initial investment minimums, investors may divide their investment in the Fund between the Portfolios in any manner they choose by submitting a separate subscription order form for each Portfolio. Investors who purchase shares of the Portfolios from a Participating Organization that is compensated for its services by the Manager and the Distributor may purchase Class A shares of the Portfolios. Subject to a $100 minimum, shareholders in the Fund may transfer all or a portion of their shares from one open Portfolio account to another open Portfolio account at any time. Any transfer into a Portfolio in which the shareholder does not have an open account must satisfy the Portfolio's initial investment minimum. Shareholders will have a separate account with the Fund for each Portfolio in which they invest. Certificates for Fund shares will not be issued to an investor.


Purchase of Fund Shares
--------------------------------------------------------------------------------


    Shares are issued as of 12 noon, New York City time, on any Fund Business Day, as defined herein, on which an order for the shares and accompanying Federal Funds are received by the Fund's transfer agent before 12 noon. Orders accompanied by Federal Funds and received after 12 noon on a Fund Business Day will not result in share issuance until the following Fund Business Day. Fund shares begin accruing income on the day the shares are issued to an investor.


    Investors purchasing shares through a Participating Organization with which they have an account ("Participant Investors")become Class A shareholders. "Participating Organizations" are securities brokers, banks and financial institutions or other industry professionals or organizations which have entered into shareholder servicing agreements with the Distributor with respect to investment of their customer accounts in the Fund. All other investors, and investors who have accounts with Participating Organizations but do not wish to invest in the Fund through them, may invest in the Fund directly as Class B shareholders of the Fund. Class B shareholders do not receive the benefit of the servicing functions performed by a Participating Organization. Class B shares may also be offered to investors who purchase their shares through Participating Organizations who, because they may not be legally permitted to receive such as fiduciaries, do not receive compensation from the Distributor or the Manager.



    The minimum initial investment in the Fund for both classes of shares in each Portfolio is $1,000 for Participating Organizations which are shareholders in the Fund and shareholders who invest through Participating Organizations. The minimum initial investment for securities brokers, financial institutions and other industry professionals that are not Participating Organizations is also $1,000. The minimum initial investment is $5,000 for all other investors. The minimum amount for subsequent investments is $100 for all shareholders.


    Each shareholder, except certain Participant Investors, will receive from the Fund a personalized monthly statement (i) listing the total number of Fund shares owned as of the statement closing date, (ii) purchase and redemptions of Fund shares and (iii) the dividends paid on Fund shares (including dividends paid in cash or reinvested in additional Fund shares).


Investments Through Participating Organizations--Purchase of Class A Shares
--------------------------------------------------------------------------------


    Participant Investors may, if they wish, invest in the Fund through the Participating Organizations with which they have accounts. When instructed by its customer to purchase or redeem Fund shares, the Participating Organization, on behalf of the customer, transmits to the Fund's transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.



    Participating Organizations may confirm to their customers who are shareholders in the Fund each purchase and redemption of Fund shares for the customers' accounts. Also, Participating Organizations may send their customers periodic account statements showing the total number of Fund shares owned by each customer as of the statement closing date, purchases and redemptions of Fund shares by each customer during the period covered by the statement and the income earned by Fund shares of each customer during the statement period (including dividends paid in cash or reinvested in additional Fund shares). Participant Investors whose Participating Organizations have not undertaken to provide such statements will receive them from the Fund directly.



    Participating Organizations may charge Participant Investors a fee in connection with their use of specialized purchase and redemption procedures. In addition, Participating Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly, may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than the net yield that could be achieved by investing in the Fund directly. A Participant Investor should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Fund shares may be purchased and redeemed through the Participating Organization.



    In the case of qualified Participating Organizations, orders received by the Fund's transfer agent before 12 noon, New York City time, on a Fund Business Day, without accompanying Federal Funds will result in the issuance of shares on that day only if the Federal Funds required in connection with the orders are received by the Fund's transfer agent before 4:00 p.m., New York City time, on that day. Orders for which Federal Funds are received after 4:00 p.m., New York City time, will result in share issuance the following Fund Business Day. Participating Organizations are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.


Initial Direct Purchases of Class B Shares
--------------------------------------------------------------------------------


    Investors who wish to invest in the Fund directly may obtain a current Prospectus and the subscription order form necessary to open an account by telephoning the Fund at the following numbers:



    Within New York                   212-830-5220
    Outside New York (TOLL FREE)      800-221-3079


Mail


    Investors may send a check made payable to "Short Term Income Fund, Inc." along with a completed subscription order form to:


    Short Term Income Fund, Inc.
    Reich & Tang Funds
    600 Fifth Avenue-8th Floor
    New York, New York 10020


    Checks are accepted subject to collection at full value in United States currency. Payment by a check drawn on any member of the Federal Reserve System will normally be converted into Federal Funds within two business days after receipt of the check. Checks drawn on a non-member bank may take substantially longer to convert into Federal Funds. An investor's purchase order will not be accepted until the Fund receives Federal Funds.


Bank Wire


    To purchase shares of the Fund using the wire system for transmittal of money among banks, investors should first obtain a new account number by telephoning the Fund at 212-830-5220 (within New York) or at 800-221-3079 (outside New York) and then instruct a member commercial bank to wire money immediately to:


    For Money Market Portfolio:


    Investors Fiduciary Trust Company
    ABA # 101003621
    Reich & Tang Funds
    DDA # 890752-953-8
    For Short Term Income Fund, Inc.
    Money Market Portfolio
    Account of (Investor's Name)
    Fund Account #
    SS#/Tax ID#


    For U.S. Government Portfolio:


    Investors Fiduciary Trust Company
    ABA # 101003621
    Reich & Tang Funds
    DDA # 890752-953-8
    For Short Term Income Fund, Inc.
    U.S. Government Portfolio
    Account of (Investor's Name)
    Fund Account #
    SS#/Tax ID#


    The investor should then promptly complete and mail the subscription order form.


    Investors planning to wire funds should instruct their bank early in the day so the wire transfer can be accomplished before 12 noon, New York City time, on the same day. There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds. The Fund does not charge investors in the Fund for its receipt of wire transfers. Payment in the form of a "bank wire" received prior to 12 noon, New York City time, on a Fund Business Day will be treated as a Federal Funds payment received on that day.


Personal Delivery


    Deliver a check made payable to "Short Term Income Fund, Inc." along with a completed subscription order form to:


    Reich & Tang Mutual Funds
    600 Fifth Avenue-8th Floor
    New York, New York 10020


Electronic Funds Transfers (EFT), Pre-authorized Credit and Direct Deposit Privilege
--------------------------------------------------------------------------------

    You may purchase shares of the Fund (minimum of $100) by having salary, dividend payments, interest payments or any other payments designated by you, or by having federal salary, social security, or certain veteran's, military or other payments from the federal government, automatically deposited into your Fund account. You can also have money debited from your checking account. To enroll in any one of these programs, you must file with the Fund a completed EFT Application, Pre-authorized Credit Application, or a Direct Deposit Sign-Up Form for each type of payment that you desire to include in the Privilege. The appropriate form may be obtained from your broker or the Fund. You may elect at any time to terminate your participation by notifying in writing the appropriate depositing entity and/or federal agency. Death or legal incapacity will automatically terminate your participation in the Privilege. Further, the Fund may terminate your participation upon 30 days' notice to you.


Subsequent Purchases of Shares
--------------------------------------------------------------------------------

    Subsequent purchases can be made by bank wire, as indicated above, or by mailing a check to:


    Short Term Income Fund, Inc.
    Mutual Funds Group
    P.O. Box 13232
    Newark, New Jersey 07101-3232


    There is a $100 minimum for subsequent purchases of shares. All payments should clearly indicate the shareholder's account number.


    A shareholder may reopen an account without filing a new subscription order form at any time during the year the shareholder's account is closed or during the following calendar year, provided that the information on the subscription form on file with the Fund is still applicable.



Redemption of Shares

--------------------------------------------------------------------------------

    A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share of each Class of each Portfolio following receipt by the Fund's transfer agent of the redemption order (and any supporting documentation which it may require). Normally, payment for redeemed shares is made on the same Fund Business Day after the redemption is effected, provided the redemption request is received prior to 12 noon, New York City time. However, redemption payments will not be paid out unless the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, which could take up to 15 days after investment. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective.



    A shareholder's original subscription order form permits the shareholder to redeem by written request and to elect one or more of the additional redemption procedures described below. A shareholder may only change the instructions indicated on his original subscription order form by transmitting a written direction to the Fund's transfer agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.


    When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature. It should be signed and guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve system or a member firm of a national securities exchange, pursuant to the Fund's transfer agent's standards and procedures.


Written Requests


    Shareholders may make a redemption in any amount by sending a written request to the Fund addressed to:


   Short Term Income Fund, Inc.
   c/o Reich & Tang Funds
   600 Fifth Avenue-8th Floor
   New York, New York 10020


    All previously issued certificates submitted for redemption must be endorsed by the shareholder and all written requests for redemption must be signed by the shareholder, in each case with signature guaranteed.


    Normally the redemption proceeds are paid by check and mailed to the shareholder of record.


Checks

    By making the appropriate election on their subscription order form, shareholders may request a supply of checks which may be used to effect redemptions from the Class of shares of the Portfolios in which they invest. The checks, which will be issued in the shareholder's name, are drawn on a special account maintained by the Fund with the Fund's agent bank. Checks may be drawn in any amount of $250 or more. When a check is presented to the Fund's agent bank, it instructs the Fund's transfer agent to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. The use of a check to make a withdrawal enables a shareholder in the Fund to receive dividends on the shares to be redeemed up to the Fund Business Day on which the check clears. Checks provided by the Fund may not be certified. Fund shares purchased by check may not be redeemed by check until the check has cleared, which can take up to 15 days following the date of purchase.


    There is no charge to the shareholder for checks provided by the Fund. The Fund reserves the right to impose a charge or impose a different minimum check amount in the future, if the Board of Directors determines that doing so is in the best interests of the Fund and its shareholders.


    Shareholders electing the checking option are subject to the procedures, rules and regulations of the Fund's agent bank governing checking accounts. Checks drawn on a jointly owned account may, at the shareholder's election, require only one signature. Checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment will not be honored. Since the dollar value of the account changes daily, the total value of the account may not be determined in advance and the account may not be entirely redeemed by check. In addition, the Fund reserves the right to charge the shareholder's account a fee up to $20 for checks not honored as a result of an insufficient account value, a check deemed not negotiable because it has been held longer than six months, an unsigned check and/or a post-dated check. The Fund reserves the right to terminate or modify the check redemption procedure at any time or to impose additional fees following notification to the Fund's shareholders.


    Corporations and other entities electing the checking option are required to furnish a certified resolution or other evidence of authorization in accordance with the Fund's normal practices. Individuals and joint tenants are not required to furnish any supporting documentation. Appropriate authorization forms will be sent by the Fund or its agents to corporations and other shareholders who select this option. As soon as the authorization forms are filed in good order with the Fund's agent bank, it will provide the shareholder with a supply of checks.


Telephone


    The Fund accepts telephone requests for redemption from shareholders who elect this option on their subscription order form. The proceeds of a telephone redemption may be sent to the shareholders at their addresses or, if in excess of $1,000, to their bank accounts, both as set forth in the subscription order form or in a subsequent written authorization. The Fund may accept telephone redemption instructions from any person with respect to accounts of shareholders who elect this service and thus such shareholders risk possible loss of principal and interest in the event of a telephone redemption not authorized by them. The Fund will employ reasonable procedures to confirm that telephone redemption instructions are genuine, and will require that shareholders electing such option provide a form of personal identification. The failure by the Fund to employ such reasonable procedures may cause the Fund to be liable for the losses incurred by investors due to telephone redemptions based upon unauthorized or fraudulent instructions.


    A shareholder making a telephone withdrawal should call the Fund at 212-830-5220; outside New York at 800-221-3079, and state: (i) the name of the shareholder appearing on the Fund's records; (ii) the shareholder's account number with the Fund; (iii) the amount to be withdrawn; (iv) whether such amount is to be forwarded to the shareholder's designated bank account or address; and
(v) the name of the person requesting the redemption. Usually the proceeds are sent to the designated bank account or address on the same Fund Business Day the redemption is effected, provided the redemption request is received before 12 noon, New York City time and on the next Fund Business Day if the redemption request is received after 12 noon, New York City time. The Fund reserves the right to terminate or modify the telephone redemption service in whole or in part at any time and will notify shareholders accordingly.



Generally


    There is no redemption charge, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. Proceeds of redemptions are paid by check. Unless other instructions are given in proper form to the Fund's transfer agent, a check for the proceeds of a redemption will be sent to the shareholder's address of record. If a shareholder elects to redeem all the shares of the Fund he owns, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption.



    The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for any period during which the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted. Any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.



    The Fund has reserved the right to redeem the shares of any shareholder if the net asset value of all the remaining shares in the shareholder's or his Participating Organization's account after a withdrawal is less than $500. Written notice of a proposed mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed or the Fund may impose a monthly service charge of $10 on such accounts. For Participant Investor accounts, notice of a proposed mandatory redemption will be made to the appropriate Participating Organization only. The Participating Organization will be responsible for notifying Participant Investors of the proposed mandatory redemption. Shareholders may avoid mandatory redemption by purchasing sufficient additional shares to increase his total net asset value to the minimum amount during the notice period.



Specified Amount Automatic Withdrawal Plan
--------------------------------------------------------------------------------

    Shareholders may elect to withdraw shares and receive payment from the Fund of a specified amount of $50 or more automatically on a monthly or quarterly basis. The monthly or quarterly withdrawal payments of the specified amount are made by the Fund on the 23rd day of the month. Whenever such 23rd day of a month is not a Fund Business Day, the payment date is the Fund Business Day preceding the 23rd day of the month. In order to make a payment, a number of shares equal in aggregate net asset value to the payment amount are redeemed at their net asset value on the Fund Business Day immediately preceding the date of payment. To the extent that the redemptions to make plan payments exceed the number of shares purchased through reinvestment of dividends and distributions, the redemptions reduce the number of shares purchased on original investment, and may ultimately liquidate a shareholder's investment.


    The election to receive automatic withdrawal payments may be made at the time of the original subscription by so indicating on the subscription order form. The election may also be made, changed or terminated at any later time by sending a signature guaranteed written request to the transfer agent. Because the withdrawal plan involves the redemption of Fund shares, such withdrawals may constitute taxable events to the shareholder but the Fund does not expect that there will be any realized capital gains.

Dividends and Distributions
--------------------------------------------------------------------------------

    The Fund declares dividends equal to all its net investment income (excluding capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and pays dividends monthly. There is no fixed dividend rate.
In computing these dividends, interest earned and expenses are accrued daily.


    Distributions of long-term capital gains, if any, are paid by both Portfolios at least once a year and, at the shareholder's option, are reinvested in additional shares of the Portfolio from which they were paid or are paid in cash.


    All dividends and distributions of capital gains are automatically invested, at no charge, in additional Fund shares of the same Class of shares immediately upon payment thereof unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash.


    Because Class A shares bear the service fee under the Fund's 12b-1 Plan, the net income of and the dividends payable to the Class A shares will be lower than the net income of and dividends payable to the Class B shares of the Fund. Dividends paid to each Class of shares of each portfolio of the Fund will, however, be declared and paid on the same days at the same times and, except as noted with respect to the service fees payable under the Plan, will be determined in the same manner and paid in the same amounts.


Exchange Privilege
--------------------------------------------------------------------------------


    Shareholders of the Fund are entitled to exchange some or all of their Class of shares in the Fund for shares of each portfolio the same Class of certain other investment companies which retain Reich & Tang Asset Management L.P. as investment adviser and which participate in the exchange privilege program with the Fund. If only one Class of shares is available in a particular exchange fund, the shareholder of the Fund is entitled to exchange their shares for the shares available in that exchange fund. Currently the exchange privilege program has been established between the Fund and California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Georgia Daily Municipal Income Fund, Inc., Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc. and Virginia Daily Municipal Income Fund, Inc. In the future, the exchange privilege program may be extended to other investment companies which retain Reich & Tang Asset Management L.P. as investment adviser or manager.



    There is no charge for the exchange privilege or limitation as to frequency of exchange. The minimum amount for an exchange is $1,000. However, shareholders who are establishing a new account with an investment company through the exchange privilege must ensure that a sufficient number of shares are exchanged to meet the minimum initial investment required for the investment company into which the exchange is being made. Each Class of shares is exchanged at its respective net asset value.



    The exchange privilege provides shareholders of the Fund with a convenient method to shift their investment among different investment companies when they feel such a shift is desirable. The exchange privilege is available to shareholders resident in any state in which shares of the investment company being acquired may legally be sold. Shares of the same Class may be exchanged only between investment company accounts registered in identical names. Before making an exchange, the investor should review the current prospectus of the investment company into which the exchange is to be made. An exchange is a taxable event.



    Instructions for exchanges may be made by sending a signature guaranteed written request to:


    Short Term Income Fund, Inc.
    c/o Reich & Tang Funds
    600 Fifth Avenue-8th Floor
    New York, New York 10020
    or, for shareholders who have elected that option, by telephoning the Fund at 212-830-5220 (within New York) or 800-221-3079 (outside New York). The Fund reserves the right to reject any exchange request and may modify or terminate the exchange privilege at any time.


Tax Consequences
--------------------------------------------------------------------------------


    The purchase of shares will be the purchase of an asset. Dividends paid by the Fund from its investment company taxable income including its net short-term capital gains, are taxable to shareholders as ordinary income whether they are distributed to the shareholder or reinvested in additional Fund shares. Dividends designated by the Fund as from long-term capital gains which are taxable to shareholders at capital gain rates are also taxable to shareholders whether they are distributed to them or reinvested. A shareholder will be subject to tax on dividends of investment company taxable income or capital gains dividends paid shortly following the shareholder's purchase of shares of the Fund, even though the dividend might be viewed economically as a return of capital to the shareholder.



    It is expected that no portion of dividends to shareholders will qualify for the dividends-received deduction for corporations.


    Distributions from the U.S. Government Portfolio that are derived from interest on certain obligations of the United States Government and agencies thereof may be exempt from state and local taxes in certain states.


    Since the Fund expects to maintain the net asset value of each Class of shares of the Fund at $1.00, a shareholder will generally not realize any gain for Federal income tax purposes upon a redemption of their Class of shares in the Fund. However the redemption of shares in the Fund, or the exchange of shares for shares in another Fund will be taxable events, on which any gain realized will be subject to tax.



    The Fund is required by Federal law to withhold 31% of reportable payments paid to certain shareholders who have failed to provide a correct Social Security or tax identification number or when the Fund or shareholder has been notified by the IRS that the shareholder is subject to 31% backup withholding. Reports containing appropriate information with respect to the Federal income tax status of dividends paid by the Fund during the year are mailed to shareholders annually.



    In view of the continuous changes in the tax law and the regulations thereunder, it is recommended that shareholders consult with counsel and other competent tax advisors.


V.  DISTRIBUTION ARRANGEMENTS


Rule 12b-1 Fees
--------------------------------------------------------------------------------

    Investors do not pay a sales charge to purchase shares of the Fund. However, the Fund pays fees in connection with the distribution of shares and for services provided to the Class A shareholders. The Fund pays these fees from its assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


    The Fund's Board of Directors has adopted a Rule 12b-1 distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and Reich & Tang Distributors, Inc. (the "Distributor") have entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to the Class A shares of the Fund only).


    Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares and, for nominal consideration (i.e., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.


    Under the Shareholder Servicing Agreement, the Distributor receives, with respect only to the Class A shares, a service fee equal to .25% per annum of each Portfolio's Class A shares' average daily net assets (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts. This fee is accrued daily and paid monthly and any portion of the fee may be deemed to be used by the Distributor for payments to Participating Organizations with respect to their provision of such services to their clients or customers who are shareholders of the Class A shares of each Portfolio. The Class B shareholders will not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a Shareholder Servicing Fee.


    The Plan provides that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses, including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Participating Organizations in carrying out their obligations under the Shareholder Servicing Agreement with respect to Class A shares, and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.


    The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee and past profits for the following purposes: (i) to defray costs, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing on behalf of the Class A shares of the Fund; (ii) to compensate certain Participating Organizations for providing assistance in distributing the Class A shares of the Fund; and (iii) to pay the costs of printing and distributing the Fund's prospectus to prospective investors, and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's Class A shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholder Servicing Fee (with respect to Class A shares) and past profits, for the purposes enumerated in (i) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contract in effect for that year or under the Shareholder Servicing Agreement in effect for that year.

VI.  FINANCIAL HIGHLIGHTS

     This financial highlights table is intended to help you understand the financial performance of both classes of the Money Market Portfolio and the U.S. Government Portfolio for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, for the fiscal year ended August 31, 1999, and by other auditors for the fiscal years before August 31, 1999.

                                                                          Money Market Portfolio
                                                                           Year Ended August 31,
 CLASS A                                           -----------------------------------------------------------------------
 -------                                              1999           1998           1997            1996           1995
                                                   ---------       ---------      ---------      ---------       ---------
 Per Share Operating Performance:
 (for a share outstanding throughout the year)
 Net asset value, beginning of year.............   $   1.00        $   1.00       $   1.00       $   1.00        $   1.00
                                                   ---------       ---------      ---------      ---------       ---------
 Income from investment operations:
    Net investment income.......................       0.042           0.047          0.046          0.047           0.047
 Less distributions:
    Dividends from net investment income........   (   0.042)      (   0.047)     (   0.046)     (   0.047)      (   0.047)
                                                   ---------       ---------      ---------      ---------       ---------
 Net asset value, end of year...................   $   1.00        $   1.00       $   1.00       $   1.00        $   1.00
                                                   =========       =========      =========      =========       =========
 Total Return...................................       4.30%           4.80%          4.66%          4.71%           4.82%(a)
 Ratios/Supplemental Data
 Net assets, end of year (000)..................   $1,193,420      $  985,377     $  801,001     $  756,094      $  661,795
 Ratios to average net assets:
    Expenses (includes expenses paid indirectly)       0.99%           0.97%          0.99%          0.98%           0.88%
    Net investment income.......................       4.19%           4.57%          4.57%          4.63%           4.75%
    Management, administration and
      shareholder servicing fees waived.........       0.00%           0.02%          0.00%          0.02%           0.13%
    Expenses paid indirectly....................       0.00%           0.00%          0.01%          0.01%           0.00%

                                                                          Money Market Portfolio
                                                                           Year Ended August 31,
 CLASS B                                           -----------------------------------------------------------------------
 -------                                              1999           1998           1997            1996           1995
                                                   ---------       ---------      ---------      ---------       ---------
 Per Share Operating Performance:
 (for a share outstanding throughout the year)
 Net asset value, beginning of year.............   $   1.00        $   1.00       $   1.00       $   1.00        $   1.00
                                                   ---------       ---------      ---------      ---------       ---------
 Income from investment operations:
    Net investment income.......................       0.046           0.050          0.049          0.049           0.050
 Less distributions:
    Dividends from net investment income........   (   0.046)      (   0.050)     (   0.049)     (   0.049)      (   0.050)
                                                   ---------       ---------      ---------      ---------       ---------
 Net asset value, end of year...................   $   1.00        $   1.00       $   1.00       $   1.00        $   1.00
                                                   =========       =========      =========      =========       =========
 Total Return...................................       4.67%           5.16%          5.01%          5.00%           5.08%(a)
 Ratios/Supplemental Data
 Net assets, end of year (000)..................   $  297,248      $  296,177     $  267,439     $  219,810      $  217,877
 Ratios to average net assets:
    Expenses (includes expenses paid indirectly)       0.64%           0.62%          0.66%          0.70%           0.62%
    Net investment income.......................       4.55%           5.07%          4.90%          4.91%           4.90%
    Management, administration and
      shareholder servicing fees waived.........       0.00%           0.02%          0.00%          0.02%           0.13%
    Expenses paid indirectly....................       0.00%           0.00%          0.01%          0.01%           0.00%

    (a)   Includes  the  effect  of a  capital  contribution  from the  Manager.
          Without the capital contribution, the total return would have been 3.42% for Class A and 3.69% for Class B.

     This financial highlights table is intended to help you understand the financial performance of both classes of the Money Market Portfolio and the U.S. Government Portfolio for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, for the fiscal year ended August 31, 1999, and by other auditors for the fiscal years before August 31, 1999.

                                                                        U.S. Government Portfolio
                                                                           Year Ended August 31,
 CLASS A                                           -----------------------------------------------------------------------
 -------                                              1999           1998           1997            1996           1995
                                                   ---------       ---------      ---------      ---------       ---------
 Per Share Operating Performance:
 (for a share outstanding throughout the year)
 Net asset value, beginning of year.............   $   1.00        $   1.00       $   1.00       $   1.00        $   1.00
                                                   ---------       ---------      ---------      ---------       ---------
 Income from investment operations:
    Net investment income.......................       0.040           0.047          0.046          0.047           0.048
 Less distributions:
    Dividends from net investment income........   (   0.040)      (   0.047)     (   0.046)     (   0.047)      (   0.048)
                                                   ---------       ---------      ---------      ---------       ---------
 Net asset value, end of year...................   $   1.00        $   1.00       $   1.00       $   1.00        $   1.00
                                                   =========       =========      =========      =========       =========
 Total Return...................................       4.10%           4.82%          4.73%          4.81%           4.93%
 Ratios/Supplemental Data
 Net assets, end of year (000)..................   $  723,952      $  752,497     $  735,581     $  666,620      $  469,592
 Ratios to average net assets:
    Expenses....................................       0.89%           0.87%          0.81%          0.81%           0.80%
    Net investment income.......................       4.03%           4.71%          4.61%          4.68%           4.83%

                                                                        U.S. Government Portfolio
                                                                           Year Ended August 31,
 CLASS B                                           -----------------------------------------------------------------------
 -------                                              1999           1998           1997            1996           1995
                                                   ---------       ---------      ---------      ---------       ---------
 Per Share Operating Performance:
 (for a share outstanding throughout the year)
 Net asset value, beginning of year.............   $   1.00        $   1.00       $   1.00       $   1.00        $   1.00
                                                   ---------       ---------      ---------      ---------       ---------
 Income from investment operations:
    Net investment income.......................       0.043           0.050          0.049          0.050           0.051
 Less distributions:
    Dividends from net investment income........   (   0.043)      (   0.050)     (   0.049)     (   0.050)      (   0.051)
                                                   ---------       ---------      ---------      ---------       ---------
 Net asset value, end of year...................   $   1.00        $   1.00       $   1.00       $   1.00        $   1.00
                                                   =========       =========      =========      =========       =========
 Total Return...................................       4.44%           5.15%          5.00%          5.07%           5.19%
 Ratios/Supplemental Data
 Net assets, end of year (000)..................   $  117,996      $   70,168     $   68,967     $  126,169      $  306,799
 Ratios to average net assets:
    Expenses....................................       0.56%           0.55%          0.55%          0.56%           0.55%
    Net investment income.......................       4.32%           5.03%          4.86%          5.04%           5.20%

A Statement of Additional Information (SAI) dated January 1, 2000, and the Fund's Annual and Semi-Annual Reports include additional information about the Fund and its investments and are incorporated by reference into this Prospectus. You may obtain the SAI, the Annual and Semi-Annual Reports and material incorporated by reference without charge by calling the Fund at 1-800-221-3079. To request other information, please call your financial intermediary or the Fund.


======================================================

                                                                  SHORT
                                                                  TERM
                                                                  INCOME
                                                                  FUND, INC.





                                                                 PROSPECTUS

                                                             January 1, 2000




                                               Reich & Tang Distributors, Inc.
                                                     600 Fifth Avenue
                                                    New York, NY 10020
                                                     (212) 830-5220




======================================================

A current SAI has been filed with the Securities and Exchange Commission. You may visit the Securities and Exchange Commission's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. These materials can also be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. In addition, copies of these materials may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.



811-2950



STIF2000P

--------------------------------------------------------------------------------
PROSPECTUS
January 1, 2000


                                                 Short Term Income Fund, Inc.
                                                 Total Resource Account
--------------------------------------------------------------------------------
                                                  Class of Shares ("TRA Shares")
                                                  of U.S. Government Portfolio





A money market fund whose investment
objective through its U.S. Government
Portfolio is to seek as high a level
of current income to the extent consistent             [IMAGE OMITTED]
with the preservation of capital and
the maintenance of liquidity.



The Securities and Exchange Commission
has not approved or disapproved these
securities or passed upon the accuracy
or adequacy of this prospectus. Any
representation to the contrary is a
criminal offense.


                                                          MetLife (R) Securities
                                                          Investing Made Easy(R)

TABLE OF CONTENTS


2 Risk/Return Summary: Investments, Risks, and Performance

5      Fee Table

6      Investment Objectives, Principal Investment
       Strategies and Related Risks

8      Management, Organization and Capital Structure

10     Shareholder Information

19     Distribution Arrangements

22     Financial Highlights

I. Risk/Return Summary: Investments, Risks, and Performance

Investment Objective

The objective of the Fund through its U.S. Government Portfolio is to seek as high a level of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. There is no assurance that the Fund will achieve its investment objective.


Principal Investment Strategies

The U.S. Government Portfolio is a money market fund which invests in high quality, short-term debt instruments. The Fund seeks to maintain investment portfolios with a dollar-weighted average maturity of 90 days or less, to value its investment portfolio at amortized cost and maintain a net asset value of $1.00 per share.


The U.S. Government Portfolio


The U.S. Government Portfolio of the Fund seeks to achieve its objective by investing in obligations issued or guaranteed by the United States Government, including repurchase agreements covering these types of obligations. Repurchase agreements are agreements in which a buyer purchases a security and simultaneously agrees with the vendor to resell the security to the vendor at an agreed upon time and price.


Principal Risks

o Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

o The value of the Fund's shares and the securities held by the Fund can each decline in value.

o The amount of income the Fund generates will vary with changes in prevailing interest rates.

o An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency.

o The U.S. Government Portfolio's investment policy of investing in obligations issued or guaranteed by the United States Government, while minimizing risk of loss, may produce a lower yield than a policy of investing in other types of instruments.

Risk/Return Bar Chart and Table

The following bar chart and table may assist in your decision to invest in the TRA Shares of the Fund. The bar chart shows the change in the annual total returns of the Class A shares of the Fund over the last ten calendar years. The table shows the average annual total returns for the last one, five, ten year periods, and since the inception of the Class A shares of the Fund. While analyzing this information, please note that the Fund's past performance is not an indication of how the Fund will perform in the future. Also, the returns presented are for a Class that is not offered by this Prospectus. The Class presented has substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the classes do not have the same expenses. The current 7-day yield of the Fund's Classes may be obtained by calling the Fund toll-free at 1-800-221-3079.

                                                                 (1),(2),(3),(4)
Short Term Income Fund, Inc. U.S. Government Portfolio - Class A Shares

[GRAPHIC OMITTED]
Calendar Year End        % Total Return

1989                     8.25%
1990                     7.47%
1991                     5.47%
1992                     3.29%
1993                     2.45%
1994                     3.43%
1995                     5.18%
1996                     4.71%
1997                     4.76%
1998                     4.64%



(1) The chart shows returns for the Class A shares of the Fund's U.S. Government Portfolio (which are not offered by this Prospectus) since as of December 31, 1998 there were no TRA Shares issued by the Fund. All Classes of the Fund will have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same expenses. If the expenses of the TRA Shares are higher than the Class A shares, then your annual return may be lower.

(2) As of September 30, 1999, the Fund's U.S. Government Portfolio had a year-to-date return of 3.01%.

(3) The U.S. Government Portfolio's highest quarterly return was 2.10% for the quarter ended June 30, 1989; the U.S. Government Portfolio's lowest quarterly return was 0.60% for the quarter ended December 31, 1993.

(4) Participating Organizations may charge a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than the net return by investing in the Fund directly.

Average Annual Total Returns - U.S. Government Portfolio
                                                           Class A
For the periods ended December 31, 1998

One Year                                                     4.64%
Five Years                                                   4.54%
Ten Years                                                    4.95%
Since Inception                                              5.83%

                                    Fee Table

This table describes the fees and expenses that you may pay if you buy and hold the TRA Shares of the Fund's U.S. Government Portfolio.


Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)


                                                          TRA Shares
                                                          ----------


Management Fees................................                .26%
*Distribution and Service (12b-1) Fees.........                .25%
Other Expenses.................................                .25%
     Administration Fees.......................      .21%
                                                             ------
Total Annual Fund Operating Expenses...........                .76%
                                                             ======


* The Distributor has voluntarily waived a portion of the 12b-1 Fee. After such waiver, the 12b-1 Fee with respect to the TRA shares is 0.22%. Total Fund Operating Expenses are 0.73%. This fee waiver arrangement may be terminated or changed at any time at the option of the Distributor or the Fund, respectively.



Example


This Example is intended to help you compare the cost of investing in the Fund's U.S. Government Portfolio with the cost of investing in other money market funds.


The Example assumes that you invest $10,000 in the U.S. Government Portfolio of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                          1 year        3 years


U.S. Government Portfolio - TRA Shares                     $103           $322

II. Investment Objectives, Principal Investment Strategies and Related Risks Investment Objective


The U.S. Government Portfolio is a money market fund which seeks as high a level of current income to the extent consistent with maintaining liquidity and preserving capital.



The Fund's investment objective described in this section may only be changed upon the approval of the holders of a majority of the outstanding shares of the Fund that would be affected by such a change.

Principal Investment Strategies

Generally


In order to maintain a share price of $1.00, the Fund must comply with certain industry regulations. The Fund will only invest in securities which are denominated in United States dollars. Other regulations pertain to the maturity and credit quality of the securities in which the Fund may invest. The Fund will only invest in securities which have, or are deemed to have, a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in the Fund, on a dollar-weighted basis, will be 90 days or less.



The Fund will only invest in either securities which have been rated (or whose issuers have been rated) in the highest two short-term rating categories by nationally recognized statistical rating organizations, or are unrated securities but which have been determined by the Fund's Board of Directors to be of comparable quality.


Subsequent to its purchase by the Fund, the quality of an investment may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Board of Directors of the Fund shall reassess the security's credit risks and shall take such action as the Board of

Directors determines is in the best interest of the Fund and its shareholders. Reassessment is not required, however, if the security is disposed of or matures within five business days of the investment adviser becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the investment adviser's actions.


The Fund shall invest not more than 5% of its total assets in securities issued by a single issuer.



The Fund's investment adviser considers the following factors when buying and selling securities for the Fund: (i) availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management.



U.S. Government Portfolio



The U.S. Government Portfolio is intended to attain the Fund's investment objectives through investments limited to obligations issued or guaranteed by the United States Government, including repurchase agreements covering these types of obligations. The Fund will enter into repurchase agreements for inclusion in the U.S. Government Portfolio only if the instruments serving as collateral for the agreements are eligible for inclusion in the U.S. Government Portfolio.


Risks

The Fund complies with industry-standard requirements on the quality, maturity and diversification of its investments which are designed to help maintain a $1.00 share price. A significant change in interest rates or a default on the Fund's investments could cause its share price (and the value of your investment) to change.

The investment policies of the U.S. Government Portfolio may produce a lower yield than a policy of investing in other types of instruments.



As the year 2000 approaches, an issue has emerged regarding how existing application software programs and operating systems can accommodate this date value. Failure to adequately address this issue could have potentially serious repercussions. The Manager is in the process of working with the Fund's service providers to prepare for the year 2000. Based on information currently available, the Manager does not expect that the Fund will incur material costs to be year 2000 compliant. Although the Manager does not anticipate that the year 2000 issue will have a material impact on the Fund's ability to provide service at current levels, there can be no assurance that steps taken in preparation for the year 2000 will be sufficient to avoid an adverse impact on the Fund. The year 2000 problem may also adversely affect issuers of the securities contained in the Fund's Portfolio, to varying degrees based upon various factors, and thus may have a corresponding adverse affect on the portfolio's performance. The Manager is unable to predict what affect, if any, the year 2000 problem will have on such issuers.

III. Management, Organization and Capital Structure


The Fund's investment adviser is Reich & Tang Asset Management L.P. (the "Manager"). The Manager's principal business office is located at 600 Fifth Avenue, New York, NY 10020. As of November 30, 1999, the Manager was the investment manager, advisor or supervisor with respect to assets aggregating in excess of $14.4 billion. The Manager has been an investment adviser since 1970 and currently is manager of eighteen other registered investment companies and also advises pension trusts, profit-sharing trusts and endowments.



Pursuant to the Investment Management Contract for the U.S. Government Portfolio, the Manager manages the portfolio of securities and makes the decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. Under the Investment Management Contract the U.S. Government Portfolio will pay an annual management fee of .275% of the Portfolio's average daily net assets not in excess of $250 million, plus .25% of such assets in excess of $250 million.


Pursuant to the Administrative Services Contract for the U.S. Government Portfolio, the Manager performs clerical, accounting supervision and office service functions for the Fund. The Manager provides the Fund with personnel to perform all of the clerical and accounting type functions not performed by the Manager. The Manager, at its discretion, may voluntarily waive all or a portion of the administrative services fee. For its services under the Administrative Services Contract, the Manager receives an annual fee of .21% of each Portfolio's average daily net assets not in excess of $1.25 billion, plus .20% of such assets in excess of $1.25 billion but not in excess of $1.5 billion, plus .19% of such assets in excess of $1.5 billion. Any portion of the total fees received by the Manager and its past profits may be used to provide shareholder services and for distribution of Fund shares. In addition, Reich & Tang Distributors, Inc. receives a fee equal to .25% per annum of the average daily net assets of the TRA Shares of the U.S. Government Portfolio under the Shareholder Servicing Agreement. The fees are accrued daily and paid monthly.


Investment management fees and operating expenses, which are attributable to all Classes of the U.S. Government Portfolio, will be allocated daily to each Class share based on the percentage of outstanding shares at the end of the day.


IV.  Shareholder Information

The Fund sells and redeems its shares on a continuing basis at their net asset value and does not impose a charge for either sales or redemptions. All transactions in TRA Shares are effected through the Fund's transfer agent, who accepts orders for purchases and redemptions from MetLife Securities, Inc. ("MSI").

Pricing of Fund Shares


The net asset value of the TRA Shares is determined as of 12 noon, New York City time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except days on which the New York Stock Exchange is closed for trading (i.e. national holidays). The net asset value of the TRA Shares is computed by dividing the value of the Fund's net assets for such Class (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding for such Class. The Fund intends to maintain a stable net asset value at $1.00 per share, although there can be no assurance that this will be achieved.



The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the securities in a portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.



Shares will be issued as of the first determination of the Fund's net asset value per share made after receipt and acceptance of MSI's purchase order at the net asset value per share next determined after receipt of the purchase order. Orders received by the Fund's transfer agent before 12 noon, New York City time, on a Fund Business Day, without accompanying Federal Funds will result in the issuance of shares on that day only if the Federal Funds required in connection with the orders are received by the Fund's transfer agent before 4:00 p.m., New York City time, on that day. Orders for which Federal Funds are received after 4:00 p.m., New York City time, will result in share issuance the following Fund Business Day.

The Fund reserves the right to reject any order for its shares. Fund shares begin accruing income on the day the shares are issued. Certificates for the TRA Shares will not be issued to an investor.

Purchase of TRA Shares

Only the TRA Shares of the U.S. Government Portfolio are offered through this Prospectus. These shares are only offered through MSI's Total Resource Account. All shares are held in an omnibus account at the Fund through MSI, which will maintain individual investor accounts.


The minimum initial investment in the Fund for the TRA Shares is $2,500. The minimum amount for subsequent investments is $100.


Each TRA shareholder will receive from MSI a personalized monthly statement (i) listing the total number of Fund shares owned as of the statement closing date,
(ii) purchase and redemptions of Fund shares and (iii) the dividends paid on Fund shares (including dividends paid in cash or reinvested in additional Fund shares).


When instructed by a TRA shareholder to purchase or redeem Fund shares, MSI, on behalf of the TRA shareholder, promptly transmits to the Fund's transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.


MSI confirms to its customers who are shareholders in the Fund each purchase and redemption of Fund shares for the customers' accounts.


Application forms and checks should be sent to Total Resource Account, c/o PFPC, P.O. Box 8908, Wilmington, DE 19899-8908.

Electronic Funds Transfers (EFT)

You may purchase the TRA Shares of the Fund by having salary, dividend payments, interest payments or any other payments designated by you, automatically deposited into your Fund account. To enroll, you must file with the entity that makes payments to you the forms that the entity requests. Contact the depositing entity to obtain its forms. You may elect at any time to terminate your participation by notifying in writing the appropriate depositing entity. Death or legal incapacity will automatically terminate your participation. Further, MSI, on behalf of the Fund, may terminate your participation in the EFT program upon 30 days' notice to you.


Subsequent Purchases of Shares

Subsequent purchases can be made by mailing a check to:


       Total Resource Account
       c/o PFPC
       P.O. Box 8908
       Wilmington, DE  19899-8908


There is a $100 minimum for subsequent purchases of shares. All payments should clearly indicate your Total Resource Account number.

Redemption of Shares

A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share of the TRA Shares following receipt by the Fund's transfer agent of the redemption order (and any supporting documentation which it may require) from MSI. Normally, payment for redeemed shares is made on the same Fund Business Day after the redemption is effected, provided the redemption request is received prior to 12 noon, New York City time. However, redemption payments will not be paid unless the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, which could take up to 15 days after investment. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective.

Written Requests



The Total Resource Account application form permits you to redeem by written request and to elect one or more of the additional redemption procedures described below. You may only change the instructions indicated on your original application form by transmitting a written direction to MSI. MSI will promptly notify the transfer agent when you place a redemption order.



You may make a redemption in any amount by sending a written request to the Fund addressed to:


       Total Resource Account
       c/o PFPC
       P.O. Box 8908
       Wilmington, DE  19899-8908


All written requests for redemption must be signed, in each case with signature guaranteed.


When a signature guarantee is called for, you should have "Signature Guaranteed" stamped under your signature. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.

Normally the redemption proceeds are paid by check and mailed by MSI's agent bank, which will disburse payment on behalf of MSI's customer.



Checks


You will receive a supply of checks which may be used to effect redemptions in the TRA Shares. The checks, which will be issued in your name, are drawn on a special account maintained by MSI, on behalf of the Fund, with MSI's agent bank. When a check is presented to MSI's agent bank, it instructs the Fund's transfer agent to redeem a sufficient number of full and fractional shares in the MSI omnibus account to cover the amount of the check. The use of a check to make a withdrawal enables you to receive dividends on the shares to be redeemed up to the Fund Business Day on which the check clears. Checks may not be certified. Investors who purchase Fund shares by check may not receive their redemption proceeds until the check has cleared, which can take up to 15 days following the date of purchase.


There is no charge to you for checks provided by MSI. MSI, on behalf of the Fund, reserves the right to impose a charge or impose a different minimum check amount in the future.


Shareholders electing the checking option are subject to the procedures, rules and regulations of MSI's agent bank governing checking accounts. Checks drawn on a jointly owned account may, at your election, require only one signature. Checks in amounts exceeding the value of your account at the time the check is presented for payment will not be honored. Since the dollar value of the account changes daily, the total value of the account may not be determined in advance and the account may not be entirely redeemed by check. In addition, MSI, on behalf of the Fund, reserves the right to charge your account a fee of up to $25 for checks not honored as a result of an insufficient account value, a check deemed not negotiable because it has been held longer than six months, an unsigned check and/or a post-dated check. MSI, on behalf of the Fund, reserves the right to terminate or modify the check redemption procedure at any time or to impose additional fees following notification to the TRA shareholders.



Corporations and other entities electing the checking option are required to furnish a certified resolution in accordance with MSI's normal practices. Individuals and joint tenants are not required to furnish any supporting documentation. As soon as the appropriate documentation is filed in good order with MSI's agent bank, it will provide the shareholder with a supply of checks.



Telephone


The Fund accepts telephone requests for redemption from TRA shareholders who elect this option on their application form. The proceeds of a telephone redemption may be sent to you at your address or, if in excess of $1,000, to your bank account designated in writing. MSI, on behalf of the Fund, may accept telephone redemption instructions from any TRA shareholders who elect this service and thus such TRA shareholders risk possible loss of principal and interest in the event of a telephone redemption not authorized by them. MSI, on behalf of the Fund, will employ reasonable procedures to confirm that telephone redemption instructions are genuine, and will require that TRA shareholders electing such option provide a form of personal identification. The failure by the Fund to employ such reasonable procedures may cause the Fund to be liable for the losses incurred by investors due to telephone redemptions based upon unauthorized or fraudulent instructions.


A TRA shareholder making a telephone withdrawal should call MSI at 1-800-638-7283 and state: (i) the name of the TRA shareholder appearing on the TRA records; (ii) the Total Resource Account number with MSI; (iii) the amount to be withdrawn; (iv) whether such amount is to be forwarded to the shareholder's designated bank account or address; and (v) the name of the person requesting the redemption. Usually the proceeds are sent to MSI's designated bank account on the same Fund Business Day the redemption is effected, provided the redemption request is received before 12 noon, New York City time and on the next Fund Business Day if the redemption request is received after 12 noon, New York City time. MSI, on behalf of the Fund, reserves the right to terminate or modify the telephone redemption service in whole or in part at any time and will notify shareholders accordingly.


There is no redemption charge, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. Proceeds of redemptions are paid by check. Unless other instructions are given in proper form to the Fund's transfer agent, a check for the proceeds of a redemption will be sent by MSI to the TRA shareholder's address of record. If the TRA shareholder elects to redeem all the shares of his Total Resource Account, all dividends accrued to the date of such redemption will be paid to the TRA shareholder along with the proceeds of the redemption.


The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for (i) any period during which the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings), (ii) any period during which the SEC determines that trading thereon is restricted, (iii) any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (iv) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.


MSI, on behalf of the Fund, has reserved the right to redeem the shares of any TRA shareholder if the net asset value of all the remaining shares in the account after a withdrawal is less than $250. A TRA shareholder may avoid mandatory redemption by purchasing sufficient additional shares to increase his total net asset value to the minimum amount.

Dividends and Distributions

The Fund declares dividends equal to all its net investment income (excluding capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.


All dividends and distributions of capital gains are automatically invested, at no charge, in additional TRA Shares immediately upon payment thereof.

Tax Consequences


The purchase of shares will be the purchase of an asset. Dividends paid by the Fund from its investment company taxable income including its net short-term capital gains, are taxable to shareholders as ordinary income. Your purchase price is based on the Fund's net asset value, which may include undistributed income and capital gains. You will be subject to tax on dividends of investment company taxable income or capital gains dividends paid shortly following your purchase of shares of the Fund, even though the dividend might be viewed economically as a return of capital.



It is expected that no portion of dividends to shareholders will qualify for the dividends-received deduction for corporations.


Distributions from the U.S. Government Portfolio that are derived from interest on certain obligations of the United States

Government and agencies thereof may be exempt from state and local taxes in certain states.


Since the Fund expects to maintain the net asset value of the TRA Shares of the Fund at $1.00, you will generally not realize any gain for Federal income tax purposes upon a redemption of your shares in the Fund. However, the redemption of shares in the Fund will be a taxable event on which any gain realized will be subject to tax.



The Fund is required by Federal law to withhold 31% of reportable payments paid to certain shareholders who have failed to provide a correct Social Security or tax identification number or when the Fund or shareholder has been notified by the IRS that the shareholder is subject to 31% backup withholding.



Reports containing appropriate information with respect to the Federal income tax status of dividends paid by the Fund during the year are mailed to shareholders annually.


In view of the continuous changes in the tax law and the regulations thereunder, it is recommended that you consult with counsel and other competent tax advisors.

V. Distribution Arrangements Rule 12b-1 Fees

Investors do not pay a sales charge to purchase the TRA Shares of the Fund. However, the Fund pays fees in connection with the distribution of shares and for services provided to TRA shareholders. The Fund pays these fees from its assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of your investment and may cost you more than paying sales charges.

The Fund's Board of Directors has adopted a Rule 12b-1 distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and Reich & Tang Distributors, Inc. (the "Distributor") have entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to the TRA Shares of the Fund).


Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares and, for nominal consideration (i.e., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.


Under the Shareholder Servicing Agreement, the Distributor receives, with respect to the TRA Shares, a service fee equal to .25% per annum of the TRA Shares' average daily net assets (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts. This fee is accrued daily and paid monthly and any portion of the fee may be deemed to be used by the Distributor for payments to MSI with respect to its provision of such services to its clients or customers who are shareholders of the TRA Shares. Shareholders of other classes offered by the Fund who do not receive the benefit of such services from participating organizations such as MSI will not be assessed a Shareholder Servicing Fee.


The Plan and the Shareholder Servicing Agreement provide that the Fund will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Distributor and participating organizations such as MSI in carrying out their obligations under the Shareholder Servicing Agreement with respect to TRA Shares, and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.


The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee and past profits for the following purposes: (i) to defray costs, and to compensate others, including participating organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing on behalf of the TRA Shares;
(ii) to compensate certain participating organizations such as MSI for providing assistance in distributing the TRA Shares; and (iii) to pay the costs of printing and distributing the Fund's prospectus to prospective investors, and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's TRA Shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholder Servicing Fee (with respect to the TRA Shares) and past profits, for the purposes enumerated in (i) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contract in effect for that year or under the Shareholder Servicing Agreement in effect for that year.


PFPC has contracted with the Distributor to perform certain sub-transfer agent accounting services for the TRA shareholders. In consideration of the provisions of these sub-transfer agency accounting services, PFPC will receive sub-transfer agency fees from the Distributor or its affiliate, the Fund's transfer agent. As a result of the payment of the sub-transfer agency accounting fees to PFPC, TRA Shares will have higher transfer agency charges than the other classes of the Fund.

VI.  Financial Highlights

     This financial highlights table is intended to help you understand the financial performance for the TRA Class of the U.S. Goverment Portfolio since inception. Certain information reflects the financial results of a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, for the fiscal year ended August 31, 1999.


                                                     U.S. Government Portfolio
                                                          July 12, 1999
     TRA CLASS                                        (Commencement of Sales)
                                                          August 31, 1999
     Per Share Operating Performance:
     (for a share outstanding throughout the period)
     Net asset value, beginning of period..............      $  1.00
                                                             ---------
     Income from investment operations:
       Net investment income...........................         0.006
     Less distributions:
     Dividends from net investment income..............      (  0.006)
                                                              -------
     Net asset value, end of period....................      $  1.00
                                                             =========
     Total Return......................................         4.33%*
     Ratios/Supplemental Data
     Net assets, end of period (000)...................      $      1
     Ratios to average net assets:
       Expenses........................................         0.73%*
       Net investment income...........................         4.25%*

   *   Annualized

                                                  Short Term Income Fund, Inc.
                                                  Total Resource Account
                                                  Class of Shares ("TRA Shares")
                                                  of U.S. Government Portfolio




                                        A Statement of Additional Information
                                        (SAI) dated January 1, 2000, and the
                                        Fund's Annual and Semi-Annual Reports
                                        include additional information about the
                                        Fund and its investments and are
                                        incorporated by reference into this
                                        prospectus. You may obtain the SAI, the
                                        Annual and Semi-Annual Reports and
                                        material incorporated by reference
                                        without charge by calling the Fund at
                                        1-800-221-3079. To request other
                                        information, please call your financial
                                        intermediary or the Fund.




                                        A current SAI has been filed with the
                                        Securities and Exchange Commission. You
                                        may visit the Securities and Exchange
                                        Commission's Internet website
                                        (www.sec.gov) to view the SAI, material
                                        incorporated by reference and other
                                        information. These materials can also be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at
                                        1-800-SEC-0330. In addition, copies of
                                        these materials may be obtained, upon
                                        payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.




     TRA Shares
     distributed through
     MetLife Securities, Inc.
     Home Office
     One Madison Avenue
     New York, NY  10010


     1-800-638-7283

     Member NASD, SIPC

     TRASTIF2000P

     811-2950

SHORT TERM
INCOME FUND, INC.                           600 Fifth Avenue, New York, NY 10020
                                           (212) 830-5220
================================================================================

                        STATEMENT OF ADDITIONAL INFORMATION

                                 January 1, 2000
                   RELATING TO THE SHORT TERM INCOME FUND, INC.
                        PROSPECTUS DATED JANUARY 1, 2000

                                      and the
           TOTAL RESOURCE ACCOUNT CLASS OF SHARES ("TRA Shares") OF THE

           U.S. GOVERNMENT PORTFOLIO PROSPECTUS DATED JANUARY 1, 2000



This Statement of Additional Information (SAI) is not a Prospectus. The SAI expands upon and supplements the information contained in the current Prospectus of Short Term Income Fund, Inc. (the "Fund") and the current Prospectus of the TRA Shares of the U.S. Government Portfolio of the Fund, both dated January 1, 2000 and should be read in conjunction with each Prospectus.


A Prospectus may be obtained from any Participating Organization or by writing or calling the Fund toll-free at 1-(800) 221-3079. The audited Financial Statements of the Fund have been incorporated by reference into the SAI from the Fund's Annual Report. The Annual Report is available, without charge, upon request by calling the toll-free number provided.


The material relating to the Purchase, Redemption and Pricing of Shares has been incorporated by reference to the Prospectus for each Class of shares.



This Statement of Additional Information is incorporated by reference into the Fund's Prospectus in its entirety.


                                Table of Contents
--------------------------------------------------------------------------------


Fund History.........................................2      Capital Stock and Other Securities......................11
Description of the Fund and its Investments and             Purchase, Redemption and Pricing of Shares..............12
  Risks..............................................2      Taxation of the Fund....................................13
Management of the Fund...............................5      Underwriters............................................13
Control Persons and Principal Holders of                    Calculation of Performance Data.........................14

  Securities.........................................6      Financial Statements....................................15
Investment Advisory and Other Services...............7      Description of Ratings..................................16
Brokerage Allocation and Other Practices.............11

--------------------------------------------------------------------------------

I.  FUND HISTORY

The Fund was incorporated on August 22, 1979 in the state of Maryland.


II.  DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS



The Fund is an open-end, diversified management investment company. The Fund's investment objective is to seek as high a level of current income to the extent consistent with preserving capital and maintaining liquidity. No assurance can be given that these objectives will be achieved.



The following discussion expands upon the description of the Fund's investment objectives and policies in the Prospectus.


The Fund may only purchase United States dollar-denominated securities that have been determined by the Fund's Board of Directors to present minimal credit risks and that are Eligible Securities at the time of acquisition. The term Eligible Securities means: (i) securities which have or are deemed to have remaining maturities of 397 days or less and rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or in such categories by the only NRSRO that has rated the Municipal Obligations (collectively, the "Requisite NRSROs"); or (ii) unrated securities determined by the Fund's Board of Directors to be of comparable quality. In addition, securities which have or are deemed to have remaining maturities of 397 days or less but that at the time of issuance were long-term securities (i.e. with maturities greater than 366 days) are deemed unrated and may be purchased if such had received a long-term rating from the Requisite NRSROs in one of the three highest rating categories. Provided, however, that such may not be purchased if it (i) does not satisfy the rating requirements set forth in the preceding sentence and (ii) has received a long-term rating from any NRSRO that is not within the three highest long-term rating categories. A determination of comparability by the Board of Directors is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the securities. While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, ("S&P") and Moody's Investors Service, Inc. ("Moody's"). The two highest ratings by S&P and Moody's are "AAA" and "AA" by S&P in the case of long-term bonds and notes or "Aaa" and "Aa" by Moody's in the case of bonds; "SP-1" and "SP-2" by S&P or "MIG-1" and "MIG-2" by Moody's in the case of notes; "A-1" and "A-2" by S&P or "Prime-1" and "Prime-2" by Moody's in the case of tax-exempt commercial paper. The highest rating in the case of variable and floating demand notes is "VMIG-1" by Moody's or "SP-1/AA" by S&P. Such instruments may produce a lower yield than would be available from less highly rated instruments.


All investments by the Fund will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Fund portfolio (on a dollar-weighted basis) will be 90 days or less. The maturities of variable rate demand instruments held in the Fund's portfolio will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.


Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Board of Directors of the Fund shall promptly reassess whether the security presents minimal credit risks and shall cause the Fund to take such action as the Board of Directors determines is in the best interest of the Fund and its shareholders. However, reassessment is not required if the security is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Manager's actions.


In addition, in the event that a security (i) is in default, (ii) ceases to be an Eligible Security under Rule 2a-7 of the 1940 Act or (iii) is determined to no longer present minimal credit risks, or an event of insolvency occurs with respect to the issues of a portfolio security or the provider of any Demand Feature or Guarantee, the Fund will dispose of the security absent a determination by the Fund's Board of Directors that disposal of the security would not be in the best interests of the Fund. Disposal of the security shall occur as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the SEC of such fact and of the actions that the Fund intends to take in response to the situation.


The Fund shall not invest more than 5% of the total market value of any Portfolio's assets (determined at the time of the proposed investment and giving effect thereto) in the securities of any one issuer other than the United States Government, its agencies or instrumentalities.

There is no guarantee that the Fund will be able to maintain a stable price of $1.00 and thus, it is possible to lose money in this Fund. The income from the Fund will vary with changes in prevailing interest rates. In addition, the Fund's investments are subject to "credit risk", which is the risk that an issuer will be unable to repay its obligations at maturity. The U.S. Government Portfolio reduces credit risk by investing exclusively in obligations issued or guaranteed by the U.S. Government.



The Fund intends to continue qualify as a "regulated investment company" under Subchapter M of the Code (the "Code"). For the Fund to qualify, at the close of each quarter of the taxable year, at least 50% of the value of its total assets must consist of cash, government securities, regulated investment company securities and other securities. The other securities must be limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the Fund's total assets may be invested in securities of one issuer (however, this restriction does not apply to the Fund's investing in Government securities or regulated investment company securities). The limitations described in this paragraph regarding qualification as a "regulated investment company" are not fundamental policies and may be revised if applicable Federal income tax requirements are revised. (See "Federal Income Taxes" herein.)



Description Of Investments


The following discussion expands upon the description in the Prospectus of the types of securities in which the portfolios of the Fund invest.


Bank Obligations


Domestic banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation ("FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities. State banks whose certificates of deposit may be purchased by the Fund are insured by the FDIC and are subject to Federal examination and to Federal law and regulation.


Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as certificates of deposit ("CDs") and time deposits ("TDs") may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign subsidiary of a domestic bank or about a domestic or foreign branch of a foreign bank than about a domestic bank.


Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal and State regulation as well as governmental action in the country in which the foreign bank has its head office. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (2) maintain assets within the state of an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC.


In view of the foregoing factors associated with the purchase of CDs and the TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, the Manager carefully evaluates such investments on a case by case basis.


Repurchase Agreements


Investments by the Fund in repurchase agreements are made in accordance with procedures established by the Fund providing that the securities serving as collateral for each repurchase agreement are delivered to the Fund's custodian either physically or in book entry form and that the collateral is marked to the market with sufficient frequency to ensure that each repurchase agreement is fully collateralized at all times. A buyer of a repurchase agreement runs the risk of loss with respect to his investment in the event of a default by the issuer if, at the time of default, the value of the collateral securing the agreement is less than the price paid for the repurchase agreement. Were a default to occur, the Fund would look to the collateral securing the repurchase agreement to recover its entire investment. In the event that a vendor defaults on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral are less than the repurchase price. If the vendor becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses in selling the collateral. The Fund enters into repurchase agreements only with member banks of the Federal Reserve System and "primary dealers" (as designated by the Federal Reserve Bank of New York) in United States government securities. In the view of the management of the Fund, the restrictions and procedures described above which govern the Fund's investments in repurchase agreements substantially minimize the Fund's risk of losses in making those investments. Repurchase agreements may be considered to be loans under the Investment Company Act of 1940, as amended (the "1940 Act").


Investment Restrictions


The Fund has adopted the following fundamental investment restrictions which apply to all portfolios. They may not be changed unless approved by a majority of the outstanding shares "of each series of the Fund's shares that would be affected by such a change." The term "majority of the outstanding shares" of the Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.
The Fund may not:

(a) invest in securities of companies that have conducted operations for less than three years, including the operations of predecessors;

(b) invest in or hold securities of any issuer if officers and directors of the Fund or Reich & Tang Asset Management, Inc., the general partner of its investment manager, individually own beneficially more than 1/2 of 1% of the issuer's securities or in the aggregate own more than 5% of the issuer's securities; and

(c) (1) make investments for the purpose of exercising control over any issuer or other person; (2) purchase securities having voting rights at the time of purchase; (3) purchase securities of other investment companies, except in connection with a merger, acquisition, consolidation or reorganization involving the Fund; (4) invest in real estate (other than debt obligations secured by real estate or interests therein or debt obligations issued by companies which invest in real estate or interests therein), commodities, commodity contracts, commodity options, interests in oil or gas or interests in other mineral exploration or development programs; (5) purchase restricted securities or purchase securities on margin; (6) make short sales of securities or intentionally maintain a short position in any security or write, purchase or sell puts, calls, straddles, spreads or any combination thereof; (7) act as an underwriter of securities; (8) issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowings; (9) invest more than 5% of the total market value of any Portfolio's assets (determined at the time of the proposed investment and giving effect thereto) in the securities of any one issuer other than the United States Government, its agencies or instrumentalities; (10) invest more than 25% of the total market value of any Portfolio's assets (determined at the time of the proposed investment and giving effect thereto) in the securities of issuers conducting their principal business activities in any one industry; provided, however, there is no limitation on the aggregate of a Portfolio's investment in obligations of domestic commercial banks, savings banks and savings and loan associations and in instruments secured by these obligations or in obligations of the United States Government, its agencies or its instrumentalities and in instruments secured by those obligations. Provided, however, that a Portfolio will not acquire securities that are not readily marketable or repurchase agreements calling for resale within more than seven days if, as a result thereof, more than 10% of the value of its net assets would be invested in such securities; and with respect to 75% of any portfolio's total assets, the Fund shall not invest more than 10% of such total assets in securities backed by a demand feature or guarantee from the same institution; (11) make loans, except that the Fund may purchase for a Portfolio the debt securities described above under "Description of Investments " and may enter into repurchase agreements as therein described; (12) borrow money, unless the borrowing does not exceed 10% of the total market value of the assets of the Portfolio with respect to which the borrowing is made (determined at the time of borrowing but without giving effect thereto) and the money is borrowed from one or more banks as a temporary measure for extraordinary or emergency (not leveraging) purposes or to meet unexpectedly heavy redemption requests. While borrowings exceed 5% of the value of a Portfolio's total assets, a Portfolio will not make any investments; and (13) pledge, mortgage, assign or encumber any of a Portfolio's assets except to the extent necessary to secure a borrowing permitted by clause (12) made with respect to the Portfolio.

If a percentage restriction is adhered to at the time of an investment a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of a Fund's portfolio's assets will not constitute a violation of such restriction.


III.  MANAGEMENT OF THE FUND


The Fund's Board of Directors, which is responsible for the overall management and supervision of the Fund, has employed the Manager to serve as investment manager of the Fund. The Manager provides persons satisfactory to the Fund's Board of Directors to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors or officers of Reich & Tang Asset Management, Inc., the sole general partner of the Manager or employees of the Manager or its affiliates. Due to the services performed by the Manager, the Fund currently has no employees and its officers are not required to devote their full-time to the affairs of the Fund.


The Directors and Officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise specified, the address of each of the following persons is 600 Fifth Avenue, New York, New York 10020. Mr. Duff may be deemed an "interested person" of the Fund, as defined in the 1940 Act, on the basis of his affiliation with Reich & Tang Asset Management L.P.



Steven W. Duff, 46 - President and Director of the Fund, has been President of the Mutual Funds Division of the Manager since September 1994. Mr. Duff was formerly Director of Mutual Fund Administration at NationsBank which he was associated with from June 1981 to August 1994. Mr. Duff is also President and a Director/Trustee of 13 other funds in the Reich & Tang Fund Complex, Director of Pax World Money Market Fund, Inc., Executive Vice President of Reich & Tang Equity Fund, Inc., President of Back Bay Funds, Inc., and President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc.


Dr. W. Giles Mellon, 68 - Director of the Fund, has been Professor of Business Administration and Area Chairman of Economics in the Graduate School of Management, Rutgers University since 1966. His address is Rutgers University Graduate School of Management, 92 New Street, Newark, New Jersey 07102. Dr. Mellon is a Director/Trustee of 15 other funds in the Reich & Tang Fund Complex.


Robert Straniere, 58 - Director of the Fund, has been a member of the New York State Assembly and a partner with The Straniere Law Firm since 1981. His address is 182 Rose Avenue, Staten Island, New York 10306. Mr. Straniere is also a Director/Trustee of 15 other funds in the Reich & Tang Fund Complex, and a Director of Life Cycle Mutual Funds, Inc.


Dr. Yung Wong, 61 - Director of the Fund, was Director of Shaw Investment Management (UK) Limited from 1994 to October 1995 and formerly General Partner of Abacus Partners Limited Partnership (a general partner of a venture capital investment firm) from 1984 to 1994. His address is 29 Alden Road, Greenwich, Connecticut 06831. Dr. Wong is a Director/Trustee of 15 other funds in the Reich & Tang Fund Complex . Dr. Wong is also a Trustee of Eclipse Financial Asset Trust.


Molly Flewharty, 48 - Vice President of the Fund, has been Vice President of the Mutual Funds Division of the Manager since September 1993. Ms. Flewharty was formerly Vice President of Reich & Tang, Inc. which she was associated with from December 1977 to September 1993. Ms. Flewharty is also Vice President of 18 other funds in the Reich & Tang Fund Complex.


Lesley M. Jones, 51 - Vice President of the Fund, has been Senior Vice President of the Mutual Funds Division of the Manager since September 1993. Ms. Jones was formerly Senior Vice President of Reich & Tang, Inc. which she was associated with from April 1973 to September 1993. Ms. Jones is also a Vice President of 14 other funds in the Reich & Tang Fund Complex.


Dana E. Messina, 43 - Vice President of the Fund, has been Executive Vice President of the Mutual Funds Division of the Manager since January 1995 and was Vice President from September 1993 to January 1995. Ms. Messina was formerly Vice President of Reich & Tang, Inc. with which she was associated with from December 1980 to September 1993. Ms. Messina is also Vice President of 15 other funds in the Reich & Tang Fund Complex.


Bernadette N. Finn, 52 - Vice President and Secretary of the Fund, has been Vice President of the Mutual Funds Division of the Manager since September 1993. Ms. Finn was formerly Vice President and Assistant Secretary of Reich & Tang, Inc. which she was associated with from September 1970 to September 1993. Ms. Finn is also Vice President and Secretary of 4 other funds, and a Secretary of 14 additional funds in the Reich & Tang Fund Complex.


Richard De Sanctis, 43 - Treasurer of the Fund, has been Assistant Treasurer of NEIC since September 1993. Mr. De Sanctis was formerly Controller of Reich & Tang, Inc., from January 1991 to September 1993 and Vice President and Treasurer of Cortland Financial Group, Inc. and Vice President of Cortland Distributors, Inc. from 1989 to

December 1990. Mr. De Sanctis is also Treasurer of 17 other funds in the Reich & Tang Fund Complex, and is Vice President and Treasurer of Cortland Trust, Inc.


Rosanne Holtzer, 35 - Assistant Treasurer of the Fund, has been Vice President of the Mutual Funds division of the Manager since December 1997. Ms. Holtzer was formerly Manager of Fund Accounting for the Manager with which she has been associated with from June 1986. Ms. Holtzer is also Assistant Treasurer of 18 other funds in the Reich & Tang Fund Complex.


The Fund paid an aggregate remuneration of $42,000 to its directors with respect to the period ended August 31, 1999, all of which consisted of directors' fees paid to the three disinterested directors, pursuant to the terms of the Investment Management Contract (see "Manager" herein).


                               COMPENSATION TABLE

                      Aggreagate             Pension or Retirement     Estimated Annual        Total Compensation from
Name of Person,     Compensation from          Benefits Accrued as       Benefits upon          Fund and Fund Complex
Position               the Fund              Part of Fund Expenses        Retirement             Paid to Directors*

Dr. W. Giles
Mellon,                $14,000                        0                        0                $59,500 (16 Funds)
Director

Robert Straniere,      $14,000                        0                        0                $59,500 (16 Funds)
Director

Dr. Yung Wong,         $14,000                        0                        0                $59,500 (16 Funds)
Director


* The total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ending August 31, 1999. The parenthetical number represents the number of investment companies (including the Fund) from which the directors receive compensation. A Fund is considered to be in the same Fund complex if among other things, it shares a common investment adviser with the Fund.



IV.  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


On November 30, 1999 there were 1,173,935,179 Money Market Portfolio - Class A shares outstanding, 296,331,156 Money Market Portfolio - Class B shares outstanding, 665,049,617 U.S. Government Portfolio -Class A shares outstanding, 117,878,135 U.S. Government Portfolio - Class B shares outstanding and 3,946 U.S. Government Portfolio -TRA Class shares outstanding. As of November 30, 1999, the amount of shares owned by all officers and directors of the Fund, as a group, was less than 1% of the outstanding shares. Set forth below is certain information as to persons who owned 5% or more of the Fund's outstanding shares as of November 30, 1999:


   Name and Address                   % of Class          Nature of Ownership


Money Market Portfolio - Class A

National Financial Services Corp.     6.51%                 Record
as Agent for Various
Beneficial Owners
200 Liberty Street
New York, NY 10281


H.G. Wellington                       5.16%                 Record
14 Wall Street
New York, NY  10005

   Name and Address                   % of Class          Nature of Ownership


Money Market Portfolio - Class B


Education for Youth Society, Inc.     5.04%                 Beneficial
120 Broadway
New York, NY  10271


U.S. Government Portfolio - Class A

None


U.S. Government Portfolio - Class B

The Tyrell Foundation                 8.10%                 Beneficial
354 Pequot Avenue
Southport, CT  06490


U.S. Government Portfolio - TRA Class

MetLife Securities for the          100.00%                 Record
Exclusive Benefit of Total Resource
Account Shareholders
485 Rte. 1 South, Bldg. E
Island, NY  08830



V.  INVESTMENT ADVISORY AND OTHER SERVICES



The Investment Manager for the Fund is Reich & Tang Asset Management L.P., a Delaware limited partnership with principal offices at 600 Fifth Avenue, New York, New York 10020. The Manager was as of November 30, 1999, investment manager, adviser, or supervisor with respect to assets aggregating in excess of $14.4 billion. In addition to the Fund, the Manager acts as investment manager and administrator of eighteen other investment companies and also advises pension trusts, profit-sharing trusts and endowments.


Effective January 1, 1998, NEIC Operating Partnership, L.P. ("NEICOP") was the limited partner and owner of a 99.5% interest in the Manager replacing New England Investment Companies, L.P. ("NEICLP") as the limited partner and owner of such interest in the Manager due to a restructuring by New England Investment Companies, Inc. ("NEIC"). Subsequently, effective March 31, 1998, Nvest Companies, L.P. ("Nvest Companies") due to a change in name of NEICOP, replaced NEICOP as the limited partner and owner of a 99.5% interest in the Manager.


Reich & Tang Asset Management, Inc. (an indirect wholly-owned subsidiary of Nvest Companies) is the sole general partner and owner of the remaining 0.5% interest of the Manager. Nvest Corporation, a Massachusetts Corporation (formerly known as New England Investment Companies, Inc.), serves as the managing general partner of Nvest Companies.


Reich & Tang Asset Management, Inc. is an indirect subsidiary of Metropolitan Life Insurance Company ("MetLife"). MetLife directly and indirectly owns approximately 47% of the outstanding partnership interests of Nvest Companies and may be deemed a "controlling person" of the Manager. Reich & Tang, Inc. owns, directly and indirectly, approximately 13% of the outstanding partnership interests of Nvest Companies.


MetLife is a mutual life insurance company and is the second largest life insurance company in the United States in terms of total assets. MetLife provides a wide range of insurance and investment products and services to individuals and groups and is the leader among United States life insurance companies in terms of total life insurance in force. MetLife and its affiliates provide insurance or other financial services to approximately 36 million people worldwide.


Nvest Companies is a holding company offering a broad array of investment styles across a wide range of asset categories through more than seventeen subsidiaries, divisions and affiliates offering a wide array of investment styles and products to institutional clients. Its business units, in addition to the Manager, include AEW Capital Management, L.P., Back Bay Advisors, L.P., Capital Growth Management L.P., Graystone Partners, L.P., Harris Associates, L.P., Jurika & Voyles, L.P., Kobrick Funds, LLC, Loomis, Sayles & Company, L.P., New England Funds, L.P., Nvest Advisor Services, L.P., Nvest Associates, Inc., Nvest Retirement Services, Nvest Services Company, Snyder Capital Management, L.P., Vaughan, Nelson, Scarborough & McCullough, L.P., and Westpeak Investment

Advisors, L.P. These affiliates in the aggregate are investment advisors or managers of more than 80 other registered investment companies.



On January 21, 1999, the Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager, approved the continuance of the Investment Management Contract effective May 1, 1999, which has a term which extends to April 30, 2000. The contract is continued in force thereafter for successive twelve-month periods beginning each May 1, provided that such majority vote of the Fund's outstanding voting securities or by a majority of the directors who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.


Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund.


The Manager provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors or officers of NEIC, the sole general partner of the Manager, or employees of the Manager or its affiliates.


The Investment Management Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Directors, or by the Manager on sixty days written notice, and will automatically terminate in the event of its assignment. The Investment Management Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.



Under the Investment Management Contract, (i) the Money Market Portfolio will pay an annual management fee of .30% of the Portfolio's average daily net assets not in excess of $750 million, plus .29% of such assets in excess of $750 million but not in excess of $1 billion, plus .28% of such assets in excess of $1 billion but not in excess of $1.5 billion, plus .27% of such assets in excess of $1.5 billion and (ii) the U.S. Government Portfolio will pay an annual management fee of .275% of the Portfolio's average daily net assets not in excess of $250 million, plus .25% of such assets in excess of $250 million. The Manager, at its discretion, may voluntarily waive all or a portion of the management fee. The fees are accrued daily and paid monthly. Any portion of the total fees received by the Manager may be used by the Manager to provide shareholder services and for distribution of Fund shares. For the Fund's fiscal year ended August 31, 1999 the Manager received investment management fees totaling $4,153,608 and $2,351,952 from the Money Market Portfolio and the U.S. Government Portfolio, respectively, none of which was waived. For the Fund's fiscal year ended August 31, 1998 the Manager received investment management fees totaling $3,491,263 of which $276,258 was waived and $2,060,639 from the Money Market Portfolio and the U.S. Government Portfolio, respectively. For the Fund's fiscal year ended August 31, 1997 the Manager received investment management fees totaling $3,041,228 and $1,968,002 from the Money Market Portfolio and the U.S. Government Portfolio, respectively.


Pursuant to an Administrative Services Contract with the Fund, the Manager also performs clerical, accounting supervision, office service and related functions for the Fund and provides the Fund with personnel to (i) supervise the performance of bookkeeping related services by Investors Fiduciary Trust Company, the Fund's bookkeeping agent, (ii) prepare reports to and filings with regulatory authorities, and (iii) perform such other services as the Fund may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager, of its affiliates or of other organizations. The Manager, at its discretion, may voluntarily waive all or a portion of the administrative services fee. For its services under the Administrative Services Contract, the Manager receives from the Fund an annual fee equal to .21% of each Portfolio's average daily net assets not in excess of $1.25 billion, plus .20% of such assets in excess of $1.25 billion but not in excess of $1.5 billion, plus .19% of such assets in excess of $1.5 billion. For the Funds fiscal year ended August 31, 1999, the Manager received administration fees in the aggregate of $2,983,956 and $1,923,140 from the Money Market Portfolio and the U.S. Government Portfolio, respectively, none of which was waived. For the Funds fiscal year ended August 31, 1998, the Manager received administration fees in the aggregate of $2,487,557 of which $9,742 was waived and $1,678,581 from the Money Market Portfolio and the U.S. Government Portfolio, respectively. For the Fund's fiscal year ended August 31, 1997, the Manager received administration fees in the aggregate of $2,150,030 and $1,600,765 from the Money Market Portfolio and the U.S. Government Portfolio, respectively.



The Manager at its discretion may waive its rights to any portion of the management fee or the administrative services fee and may use any portion of the management fee for purposes of shareholder and administrative services and distribution of the Fund's shares. There can be no assurance that such fees will be waived in the future.


Investment management fees and operating expenses which are attributable to all Classes of a portfolio will be allocated daily to each Class based on the percentage of outstanding shares at the end of the day. Additional shareholder services provided by Participating Organizations to Class A and TRA shareholders pursuant to the Plan shall be compensated by the Distributor from its own resources which includes the shareholder servicing fee and past profits, and the Manager from its own resources which includes the management fee and past profits. Expenses incurred in the distribution of Class B shares and the servicing of Class B shares shall be paid by the Manager.


Expense Limitation


The Manager has agreed, pursuant to the Investment Management Contract, to reimburse the Fund for its expenses (exclusive of interest, taxes, brokerage and extraordinary expenses) which in any year exceed the limits on investment company expenses prescribed by any state in which the Fund's shares are qualified for sale. For the purpose of this obligation to reimburse expenses, the Fund's annual expenses are estimated and accrued daily, and any appropriate estimated payments are made to it on a monthly basis. Subject to the obligations of the Manager to reimburse the Fund for its excess expenses as described above, the Fund has, under the Investment Management Contract, confirmed its obligation for payment of all its other expenses. This includes all operating expenses, taxes, brokerage fees and commissions, commitment fees, certain insurance premiums, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent's fees, telecommunications expenses, auditing and legal expenses, bookkeeping agent fees, costs of forming the corporation and maintaining corporate existence, compensation of directors, officers and employees of the Fund and costs of other personnel performing services for the Fund who are not officers of the Manager or its affiliates, costs of investor services, shareholders' reports and corporate meetings, SEC registration fees and expenses, state securities laws registration fees and expenses, expenses of preparing and printing the Fund's prospectus for delivery to existing shareholders and of printing application forms for shareholder accounts, and the fees and reimbursements payable to the Manager under the Investment Management Contract and the Distributor under the Shareholder Servicing Agreement.


The Fund may from time to time hire its own employees or contract to have management services performed by third parties (including Participating Organizations) as discussed herein. The management of the Fund intends to do so whenever it appears advantageous to the Fund. The Fund's expenses for employees and for such services are among the expenses subject to the expense limitation described above.


Distribution And Service Plan


The Fund's distributor is Reich & Tang Distributors, Inc., a Delaware corporation with principal officers at 600 Fifth Avenue, New York, New York 10020. Pursuant to Rule 12b-1 under the 1940 Act, the SEC has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Directors has adopted a distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund has entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to Class A shares and TRA Shares only) with Reich & Tang Distributors, Inc., (the "Distributor"), as distributor of the Fund's shares.


Under the Plan, the Portfolios and the Distributor will enter into a Shareholder Servicing Agreement with respect to the Class A shares and TRA Shares. Under the Shareholder Servicing Agreement, the Distributor receives from each Portfolio a service fee equal to .25% per annum of each Portfolio's Class A shares and TRA Shares average daily net assets (the "Service Fee"). The service fee is in exchange for providing personal shareholder services and for the maintenance of shareholder accounts. The Service Fee is accrued daily and paid monthly and any portion of the Service Fee may be deemed to be used by the Distributor for payments to Participating Organizations with respect to servicing their clients or customers who are shareholders of the Fund. The Class B shareholders will not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a Shareholder Servicing Fee.



The following information applies only to the Class A and TRA Class of shares of the Portfolios. For the fiscal year ended August 31,1999, the Fund paid a Service Fee for expenditures pursuant to the Plan in amounts aggregating $2,797,974 with respect to the Money Market Portfolio and $1,956,474 with respect to the U.S. Government Portfolio. During such period, the Manager and Distributor made payments pursuant to the Plan to or on behalf of Participating Organizations of $5,831,652 with respect to the Money Market Portfolio and $3,794,102 with respect to the U.S. Government Portfolio. Of the payments made pursuant to the Plan by the Fund, with respect to the Money Market Portfolio, $0 was spent on advertising, $9,214 on printing and mailing of prospectuses to other than current shareholders, $0 on compensation to underwriters, $0 on compensation to broker-dealers, $45,653 on compensation to sales personnel, and $2,623 on other expenses. Of the payments made pursuant to the Plan by the Fund, with respect to the U.S. Government Portfolio, $0 was spent on advertising, $8,583 on printing and mailing of prospectuses to other than current shareholders, $0 on compensation to underwriters, $0 on compensation to broker-dealers, $37,099 on compensation to sales personnel, and $1,799 on other expenses. The excess of such payments over the total payments the Distributor received from the Fund represents distribution and servicing expenses funded by the Distributor from its own resources, or the Manager from its own resources (which may be deemed to be an indirect payment by the Fund).


For the fiscal year ended August 31, 1999, the total amount spent pursuant to the Distribution Plan for the Class A shares for the Money Market Portfolio and the U.S. Government Portfolio were .53% and .49%, respectively, of the average daily net assets of the Class A shares of the particular Portfolio. Of these amounts, 0.25% and 0.25% were paid by the Money Market Portfolio and the U.S. Government Portfolio, respectively, to the Distributor, pursuant to the Shareholder Servicing Agreement.



Under the Distribution Agreement, the Distributor, for nominal consideration (i.e., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.


The Plan and the Shareholder Servicing Agreement provide that the Fund will pay for (i) telecommunications expenses, including the cost of dedicated lines and CRT terminals, incurred by the Participating Organizations and Distributor in carrying out their obligations under the Shareholder Servicing Agreement with respect to the Class A shares and TRA Shares and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.


The Plan provides that the Manager may make payments from time to time from their own resources, which may include the management fee, and past profits for the following purposes: (i) to defray the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements for performing shareholder servicing and related administrative functions on behalf of the Class A and TRA Shares of the Fund;
(ii) to compensate certain Participating Organizations for providing assistance in distributing the Fund's shares; and (iii) to pay the costs of printing and distributing the Fund's prospectus to prospective investors, and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholder Servicing Fee with respect to Class A shares and TRA Shares and past profits for the purpose enumerated in (i) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager or the Distributor for any fiscal year under the Investment Management Contract or the Shareholder Servicing Agreement in effect for that year.


In accordance with the 12b-1 Rule, the Plan provides that all written agreements relating to the Plan entered into between either the Fund or the Distributor and Participating Organizations or other organizations must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plan requires the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Fund and the Distributor pursuant to the Plan and identifying the distribution activities for which those expenditures were made.


The Plan provides that it will remain in effect until April 30, 2000. Thereafter it may continue in effect for successive annual periods commencing May 1, provided it is approved by the Fund's shareholders or by the Board of Directors. This includes a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plan or in the agreements related to the Plan. The Plan further provides that it may not be amended to increase materially the costs which may be spent by the Fund for distribution pursuant to the Plan without shareholder approval, and the other material amendments must be approved by the directors in the manner described in the preceding sentence. The Plan may be terminated at any time by a vote of a majority of the disinterested directors of the Fund or the Fund's shareholders.


Custodian And Transfer Agent


Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, is custodian for the Fund's cash and securities. Reich & Tang Services, Inc., an affiliate of the Fund's Manager, located at 600 Fifth Avenue, New York, NY 10020, is transfer agent and dividend agent for the shares of the Fund. The custodian and transfer agent do not assist in, and are not responsible for, investment decisions involving assets of the Fund.

Counsel and Auditors


Legal matters in connection with the issuance of shares of stock of the Fund are passed upon by Battle Fowler LLP, 75 East 55th Street, New York, New York 10022.



PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, independent certified public accountants, have been selected as auditors for the Fund.



VI.  BROKERAGE ALLOCATION AND OTHER PRACTICES


The Fund's purchases and sales of portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Fund has paid no brokerage commissions since its formation. Any transaction for which the Fund pays a brokerage commission will be effected at the best price and execution available. Thus, the Fund will select a broker for such a transaction based upon which broker can effect the trade at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. The Fund purchases participation certificates in variable rate Municipal Obligations with a demand feature from banks or other financial institutions at a negotiated yield to the Fund based on the applicable interest rate adjustment index for the security. The interest received by the Fund is net of a fee charged by the issuing institution for servicing the underlying obligation and issuing the participation certificate, letter of credit, guarantee or insurance and providing the demand repurchase feature.


Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. No preference in purchasing portfolio securities will be given to banks or dealers that are Participating Organizations.


Investment decisions for the Fund will be made independently from those for any other investment companies or accounts that may be or become managed by the Manager or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.


No portfolio transactions are executed with the Manager or its affiliates acting as principal. In addition, the Fund will not buy bankers' acceptances, certificates of deposit or commercial paper from the Manager or its affiliates.


VII.  CAPITAL STOCK AND OTHER SECURITIES



The authorized capital stock of the Fund consists of ten billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Fund's Board of Directors is authorized to divide the shares into separate series of stock, one for each of the portfolios that may be created. Except as noted below, each share of any series of shares when issued will have equal dividend, distribution and liquidation rights within the series for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares of all series have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the unaffected series. Shares will be voted in the aggregate. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder. The Money Market Portfolio offers two classes of common stock, Class A and Class B. The U.S. Government Portfolio offers three classes of common stock, Class A, Class B and the TRA Class of Shares. Each share, regardless of class, will represent an interest in the same portfolio of investments and will have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except that: (i) the Class A, Class B and TRA Shares will have different class designations; (ii) only the Class A and the TRA Shares will be assessed a service fee pursuant to the Rule 12b-1 Distribution and Service Plan of the Fund of .25% of the Class A shares' average daily net assets; (iii) only the holders of the Class A and TRA shares will be entitled to vote on matters pertaining to the Plan and any related agreements in accordance with provisions of Rule 12b-1; and (iv) the exchange privilege will permit stockholders to exchange their shares only for shares of the same class of an investment company that participates on an exchange privilege program with the Fund. Payments that are made under the Plan will be calculated and charged daily to the appropriate class prior to determining daily net asset value per share and dividends/distributions.


Under its amended Articles of Incorporation, the Fund has the right to redeem for cash shares of stock owned by any shareholder to the extent and at such times as the Fund's Board of Directors determines to be necessary or appropriate to prevent an undue concentration of stock ownership which would cause the Fund to become a "personal holding company" for Federal income tax purposes. In this regard, the Fund may also exercise its right to reject purchase orders.


The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so. In that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested by an investor, the Fund will not issue certificates evidencing Fund shares.


As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-laws of the Fund provide for annual or special meetings only (i) for the election (or re-election) of directors,
(ii) for approval of the revised investment advisory contracts with respect to a particular class or series of stock, (iii) for approval of the Fund's distribution agreement with respect to a particular class or series of stock, and (iv) upon the written request of shareholders entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act, including the removal of Fund director(s) and communication among shareholders, any registration of the Fund with the SEC or any state, or as the Directors may consider necessary or desirable. Each Director serves until his successor is elected or qualified, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.


VIII.  PURCHASE, REDEMPTION AND PRICING OF SHARES



The material relating to the purchase and redemption of shares in each Prospectus is hereby incorporated by reference.



Net Asset Value


The Fund does not determine net asset value per share of each Class on any day in which the New York Stock Exchange is closed for trading. Those days include:
New Year's Day, Martin Luther King Jr Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


The net asset value of each portfolio of the Fund's shares is determined as of 12 noon, New York City time, on each Fund Business Day. The net asset value of a Class is computed by dividing the value of the Fund's net assets for such Class (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding for such Class.


The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.


The Fund's Board of Directors has established procedures to stabilize the Fund's net asset value at $1.00 per share of each Class. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from the Fund's $1.00 amortized cost per share of each Class. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a remaining maturity greater than 397 days, will limit portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments that the Fund's Board of Directors determines present minimal credit risks, and will comply with certain reporting and record keeping procedures. The Fund has also established procedures to ensure compliance with the requirement that portfolio securities are Eligible Securities.

IX.  TAXATION OF THE FUND


Federal Income Taxes


The Fund has elected to qualify under the Code as a "regulated investment company" that distributes "exempt-interest dividends". The Fund intends to continue to qualify for regulated investment company status so long as such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code.



The Fund intends to distribute at least 90% of its investment company taxable income (taxable income subject to certain adjustments exclusive of the excess of its net long-term capital gain over its net short-term capital loss) for each taxable year. These distributions will be taxable to shareholders as ordinary income. The Fund will be subject to Federal income tax on any undistributed investment company taxable income and undistributed net long-term capital gains. If the Fund does not distribute at least 98% of its ordinary income and 98% of its capital gain net income for a taxable year, the Fund will be subject to a nondeductible 4% excise tax on the excess of such amounts over the amounts actually distributed.


Dividends paid by the Fund from its investment company taxable income including its net short-term capital gains are taxable to shareholders as ordinary income whether they are distributed to the shareholders or reinvested in additional Fund shares. Dividends designated by the Fund as from long-term capital gains which are taxable to shareholders at capital gain rates are also taxable to shareholders whether they are distributed to them or reinvested. A shareholder will be subject to tax on dividends of investment company taxable income or capital gains dividends paid shortly following the shareholder's purchase of shares of the Fund, even though the dividend might be viewed economically as a return of capital to the shareholder.


Although it is not intended, it is possible that the Fund may realize short-term or long-term capital gains or losses from its portfolio transactions. The Fund may also realize short-term or long-term capital gains or accrued market discount upon the maturity or disposition of securities acquired at discounts resulting from market fluctuations. Short-term capital gains and accrued market discount will be taxable to shareholders as ordinary income. Any net capital gains (the excess of net long-term capital gain over net short-term capital loss) will be distributed by the Fund annually. The Fund will have no tax liability with respect to distributed net capital gains and the distributions will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held their shares. However, shareholders who at the time of such a net capital gain distribution have not held their shares for more than 6 months, and who subsequently dispose of those shares at a loss, will be required to treat such loss as a long-term capital loss to the extent of the net capital gain distribution. Distributions of net capital gain will be designated as a "capital gain dividend" in a written notice mailed to the Fund's shareholders after the close of the Fund's taxable year. Capital gains realized by corporations are generally taxed at the same rate as ordinary income. However, long-term capital gains (i.e. gains resulting from assets with a holding of more than one year) realized as non-corporate shareholder are taxable at a maximum rate of 20%. Corresponding maximum rate and holding period rules apply with respect to capital gains dividends distributed by the Fund, without regard to the length of time shares have been held by the shareholder.



If a shareholder fails to provide the Fund with a current taxpayer identification number, the Fund generally is required to withhold 31% of taxable dividend payments, and proceeds from the redemption of shares.


Dividends and distributions to shareholders will be taxable whether received in cash or reinvested in additional shares of the Fund.


X.  UNDERWRITERS


The Fund sells and redeems its shares on a continuing basis at their net asset value and does not impose a sales charge. The Distributor does not receive an underwriting commission. In effecting sales of Fund shares under the Distribution Agreement, the Distributor, for nominal consideration (i.e., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.


The Glass-Steagall Act and other applicable laws and regulations prohibit banks and other depository institutions from engaging in the business of underwriting, selling or distributing most types of securities. In the opinion of the Manager, however, based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the shareholder servicing and related administrative functions referred to above. The Fund's Board of Directors will consider appropriate modifications to the Fund's operations, including discontinuance of any payments then being made under the Plan to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services. It is not anticipated that the discontinuance of payments to such an institution would result in loss to shareholders or change in the Fund's net asset value. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register ad dealers pursuant to state law.


XI.  CALCULATION OF PERFORMANCE DATA


The Fund calculates a seven-day yield quotation using a standard method prescribed by the rules of the SEC. Under that method, the Fund's portfolios' yield figures, which are based on a chosen seven-day period, are computed as follows: the portfolio's return for the seven-day period is obtained by dividing the net change in the value of a hypothetical account having a balance of one share at the beginning of the period by the value of such account at the beginning of the period (expected to always be $1.00). This is multiplied by (365/7) with the resulting annualized figure carried to the nearest hundredth of one percent. For purposes of the foregoing computation, the determination of the net change in account value during the seven-day period reflects (i) dividends declared on the original share and on any additional shares, including the value of any additional shares purchased with dividends paid on the original share, and (ii) fees charged to all shareholder accounts. Realized capital gains or losses and unrealized appreciation or depreciation of the Fund's portfolio securities are not included in the computation. Therefore annualized yields may be different from effective yields quoted for the same period.


The portfolio's "effective yield" for each Class is obtained by adjusting its "current yield" to give effect to the compounding nature of the Fund's portfolio, as follows: the unannualized base period return is compounded and brought out to the nearest one hundredth of one percent by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, i.e., effective yield = [(base period return +
1)365/7] - 1.


Although published yield information is useful to investors in reviewing the Fund's portfolios' performance, investors should be aware that the Fund's portfolios' yields fluctuate from day to day. The Fund's portfolios' yields for any given period are not an indication, or representation by the Fund, of future yields or rates of return on the Fund's shares, and may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield for a stated period of time. Investors who purchase the Fund's shares directly may realize a higher yield than Participant Investors because they will not be subject to any fees or charges that may be imposed by Participating Organizations.


The Fund may from time to time advertise its portfolios' tax equivalent current yield. The tax equivalent yield for each Class is computed based upon a 30-day (or one month) period ended on the date of the most recent balance sheet included in this Statement of Additional Information. It is computed by dividing that portion of the yield of the Fund (as computed pursuant to the formulae previously discussed) which is tax exempt by one minus a stated income tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt. The tax equivalent yield for the Fund may also fluctuate daily and does not provide a basis for determining future yields.


The Fund may from time to time advertise a tax equivalent effective yield table which shows the yield that an investor would need to receive from a taxable investment in order to equal a tax-free yield from the Fund. This is calculated by dividing that portion of the Fund's effective yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's effective yield that is not tax-exempt.



The Fund's Money Market Portfolio's Class A shares' yield for the seven day period ended November 30, 1999 was 4.69% which is equivalent to an effective yield of 4.60%. The Fund's U.S. Government Portfolio's Class A shares' yield for the seven day period ended November 30, 1999 was 4.58% which is equivalent to an effective yield of 4.68%.


The Fund's Money Market Portfolio's Class B shares' yield for the seven day period ended November 30, 1999 was 5.09% which is equivalent to an effective yield of 5.22%. The Fund's U.S. Government Portfolio's Class B shares' yield for the seven day period ended November 30, 1999 was 4.97% which is equivalent to an effective yield of 5.09%.


The Fund's U.S. Government Portfolio's TRA Class shares' yield for the seven day period ended November 30, 1999 was 4.53% which is equivalent to an effective yield of 4.63%.

XII.  FINANCIAL STATEMENTS



The audited financial statements for the fiscal year ended August 31, 1999 and the report therein of PricewaterhouseCoopers LLP are herein incorporated by reference to the Fund's Annual Report. The Semi-Annual and Annual Reports are available upon request and without charge.

DESCRIPTION OF RATINGS*


Description of Moody's Investors Service, Inc.'s Two Highest Municipal Bond
Ratings:


Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.



Con. (c): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (i) earnings of projects under construction, (ii) earnings of projects unseasoned in operating experience, (iii) rentals which begin when facilities are completed, or (iv) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.



Description of Moody's Investors Service, Inc.'s Two Highest Ratings of State and Municipal Notes and Other Short-Term Loans:


Moody's ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used will be as follows:


MIG-1: Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.


MIG-2: Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.


Description of Standard & Poor's Rating Services Two Highest Debt Ratings:


AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.


AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.


Plus ( + ) or Minus ( - ): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.


Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.


Standard & Poor's does not provide ratings for state and municipal notes.


Description of Standard & Poor's Rating Services Two Highest Commercial Paper
Ratings:


A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.


A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.


A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.


Description of Moody's Investors Service, Inc.'s Two Highest Commercial Paper
Ratings:


Moody's employs the following designations, both judged to be investment grade, to indicate the relative repayment capacity of rated issues: Prime-1, highest quality; Prime-2, higher quality.


* As described by the rating agencies.

                                     PART C
                                OTHER INFORMATION

ITEM 23. Exhibits.


     (a) Articles of Incorporation of Registrant (filed as Exhibit 1 to Registration Statement and re-filed herein for EDGAR purposes only).

     (a.1) Articles of Amendment

     (b) By-Laws of Registrant (filed as Exhibit 2 to Registration Statement and re-filed herein for EDGAR purposes only).

     (c) Form of Certificate for shares of the Money Market Portfolio and U.S. Government Portfolio Common Stock of Registrant (filed as Exhibit 4 to Registration Statement and re-filed herein for EDGAR purposes only).


     (d) Investment Management Contract between the Registrant and Reich & Tang Asset Management L.P. (filed as Exhibit 5 to Post Effective Amendment No. 30 to the Registration Statement and incorporated herein by reference).

     (e) Distribution Agreement between the Registrant and Reich & Tang Distributors L.P. (filed as Exhibit 6 to Post Effective Amendment No. 30 to the Registration Statement and incorporated herein by reference).

     (e.1) Form of Distribution Agreement (for TRA Shares) between Registrant and Reich & Tang Distributors, Inc. (filed as Exhibit e.1 to Post-Effective Amendment No. 34 to Registration Statement and incorporated herein by reference).

     (f)  Not applicable.


     (g) Custody Agreement between Registrant and Investors Fiduciary Trust Company (filed as Exhibit 8 to Post-Effective Amendment No. 26 to Registration Statement and re-filed herein for EDGAR purposes only).

     (h) Participating Broker agreements with Discount Brokerage Corporation, Neuberger & Berman and L.F. Rothschild, Uterberg Towbin, respectively, (filed as Exhibits 9(a), (b) and (c), respectively, to Post-Effective Amendment No. 2 to Registration Statement and re-filed herein for EDGAR purposes only).

     (h.1) Administrative Services Contract between Registrant and Reich & Tang
          L.P. (filed as Exhibit 9(d) to Post-Effective Amendment No. 23 to Registration Statement and re-filed herein for EDGAR purposes only).

     (h.2) Transfer Agency Agreement (filed as Exhibit 9(e) to Post-Effective
          Amendment No. 26 to Registration Statement and re-filed herein for EDGAR purposes only).

     (i) Opinion and Consent of Messrs. Seward & Kissel (filed as Exhibit 10(a) to Pre-Effective Amendment No. 1 to Registration Statement and re-filed herein for EDGAR purposes only).

     (i.1) Opinion of Messrs. Venable, Baetjer and Howard (filed as Exhibit
          10(b) to Pre-Effective Amendment No. 1 to Registration Statement and re-filed herein for EDGAR purposes only).


     (j)  Consent of Independent Auditor.


     (j.1) Consent of Independent Auditor.

     (k) Audited Financial Statements for the fiscal year ended August 31, 1999 (filed with the annual report) and incorporated herein by reference.

     (l) Written assurance of Reich & Tang, Inc. that the purchase of shares of the registrant was for investment purposes without any present intention of redeeming on reselling (filed as Exhibit 13 to Pre-Effective Amendment No. 1 to Registration Statement and re-filed herein for EDGAR purposes only).


     (m) Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (filed as Exhibit 15.1 to Post Effective Amendment No. 30 to the Registration Statement and incorporated herein by reference).

     (m.1) Distribution Agreement between Registrant and Reich & Tang
          Distributors L.P. (filed as Exhibit 6 to Post Effective Amendment No. 30 to the Registration Statement and incorporated herein by reference).

     (m.2) Shareholder Servicing Agreement between Registrant and Reich & Tang
          Distributors L.P. (filed as Exhibit 15.3 to Post Effective Registration Statement No. 30 and incorporated herein by reference).

     (m.3) Form of Distribution and Service Plan (relating to TRA Shares) pursuant to Rule 12b-1 under the Investment Company Act of 1940. (filed as Exhibit m.3 to Post-Effective Amendment No. 34 to Registration Statement and incorporated herein by reference).

     (m.4) Form of Distribution Agreement (relating to TRA Shares) between
          Registrant and Reich & Tang Distributors, Inc. (filed as Exhibit m.4 to Post-Effective Amendment No. 34 to Registration Statement and incorporated herein by reference).

     (m.5) Form of Shareholder Servicing Agreement (relating to TRA Shares) between Registrant and Reich & Tang Distributors, Inc. (filed as Exhibit m.5 to Post-Effective Amendment No. 34 to Registration Statement and incorporated herein by reference).


     (n)  Not applicable.


     (o) Amendment No. 3 to Rule 18f-3 Plan for Multi Class. (filed as Exhibit o to Post-Effective Amendment No. 34 to Registration Statement and incorporated herein by reference).


     (p)  Powers of Attorney.


ITEM 24. Persons Controlled by or under Common Control with the Fund.

                  None.

ITEM 25. Indemnification.

        In accordance with Section 2-418 of the General Corporation Law of the State of Maryland, Article EIGHTH of the Registrants Articles of Incorporation provides as follows:

        EIGHTH: (1) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees), judgements, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgement, order, settlement conviction, or upon a plea of nolo contendere or its equivalent, shall not, in itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

              (2) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgement in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation, unless and only to the extent that the court in which such action or suit was brought, or a court of equity in the country in which the Corporation has its principal office, shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper.


              (3) To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in paragraphs (1) and (2) of this Article EIGHTH or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.


              (4) Any indemnification under paragraphs (1) and (2) of this Article EIGHTH (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in such paragraphs. Such determination shall be made (i) by the Board of Directors by a majority vote of quorum consisting of directors who were not parties to such actions, suit or proceeding, or (ii) if such a quorum is not obtainable or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders provided, however, that if there is neither a court determination on the merits that such director, officer, employee or agent is not liable in such action, suit or proceeding nor a court determination that director, officer, employee or agent was not guilty of willful misfeasance , bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, then such determination shall be made by an independent legal counsel (other than a counsel who performs legal serves for the Corporation; its investment adviser or principle underwriter, or persons affiliated with these persons).


              (5) Expenses (including attorneys' fees) incurred in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding if authorized by the Board of Directors in the specific case, upon receipt of an undertaking, secured by a surety bond or other insurance, by or on behalf of the director, officer, employee or agent reasonably assuring that such amount will be repaid unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation as authorized in this Article EIGHTH.


              (6) The indemnification provided by this Article EIGHTH shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.


              (7) The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out or his status as such, whether or not the Corporation would have the power to indemnify him against the liability under the provisions of these Articles of Incorporation or the general laws of the State of Maryland.


               (8) Nothing contained in this Article EIGHTH shall protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

              (9) For the purposes of this Article EIGHTH, references to "the Corporation" include any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents as well as the resulting or surviving corporation; so that any person who is or was a director, officer, employee or agent of such a constituent corporation or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article EIGHTH with respect to the resulting or surviving corporation as he would have with respect to such a constituent corporation if its separate existence had continued.


Item 26.          Business and Other Connections of the Investment Adviser.

         The description of Reich & Tang Asset Management L.P. ("RTAMLP") under the caption "Management, Organization and Capital Structure" in the Prospectus and "Investment Advisory and Other Services" and "Management of the Fund" in the Statement of Additional Information constituting parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement are incorporated herein by reference.

         Registrant's investment advisor, RTAMLP, is a registered investment advisor. Nvest Companies, L.P. (Nvest) is the limited partner and owner of a 99.5% interest in RTAMLP. Reich & Tang Asset Management, Inc. ("RTAM")(an indirect wholly-owned subsidiary of Nvest) is the sole general partner and owner of the remaining .05% interest in RTAMLP. RTAMLP's investment advisory clients include more than twenty-one registered investment companies which invest in money market instruments, equity securities and debt securities. In addition, RTAMLP is the sole general partner of ten investment partnerships organized as limited partnerships.

         Peter S. Voss, President, has been Chief Executive Officer and a Director of Nvest Corporation (formerly New England Investment Companies, Inc.) since October 1992, Chairman of the Board of Nvest Corporation since December 1992, Director of The New England since March 1993, Chairman of the Board of Directors of NEIC's subsidiaries other than Loomis, Sayles & Company, L.P. ("Loomis") and Back Bay Advisors, L.P. ("Back Bay"), where he serves as a Director, and Chairman of the Board of Trustees of all of the mutual funds in the TNE Fund Group and the Zenith Funds. G. Neil Ryland, Executive Vice President, Treasurer and Chief Financial Officer Nvest Corporation since July 1993. Edward N. Wadsworth, Executive Vice President, General Counsel, Clerk and Secretary of Nvest Corporation since December 1989, and Secretary of Westpeak and Draycott and the Treasurer of Nvest Corporation. Lorraine C. Hysler has been Secretary of RTAM since July 1994, Assistant Secretary of NEIC since September 1993, and Vice President of Reich & Tang Mutual Funds since July 1994. Richard
E. Smith, III has been a Director of RTAM since July 1994, and President and Director of RTAM since July 1994, President and Chief Operating Officer of the Reich & Tang Capital Management Group since July 1994. Steven W. Duff has been a Director of RTAM since October 1994, and President and Chief Executive Officer of Reich & Tang Mutual Funds since August 1994. Mr. Duff is President and a Director/Trustee of 14 funds in the Reich & Tang Fund Complex, President of Back Bay Funds, Inc., Director of Pax World Money Market Fund, Inc., President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc., and Executive Vice President of Reich & Tang Equity Fund, Inc. Bernadette N. Finn has been Vice President/Compliance of RTAM since July 1994, and Vice President of Reich & Tang Mutual Funds since July 1994. Ms. Finn is also Secretary of 14 funds in the Reich & Tang Complex and a Vice President and Secretary of 5 funds in the Reich & Tang Fund Complex. Richard DeSanctis has been Treasurer of RTAM since July 1994, Assistant Treasurer of NEIC since September 1993, Treasurer of the Reich & Tang Mutual Funds since July 1994. Mr. DeSanctis is also Treasurer of 18 funds in the Reich & Tang Fund Complex and is Vice President and Treasurer of Cortland Trust, Inc. Richard I. Weiner has been Vice President of RTAM since July 1994, Vice President of NEIC since September 1993, and Vice President of Reich & Tang Asset Management L.P. Capital Management Group since July 1994. Mr. Weiner has served as a Vice President of Reich & Tang, Inc. since September 1982. Rosanne Holtzer has been Vice President of the Mutual Funds division of the Manager since December 1997. Ms. Holtzer was formerly Manager of Fund Accounting for the Manager with which she was associated with from June 1986. In addition she is also Assistant Treasurer of 19 funds in the Reich & Tang Fund Complex.

Item 27.   Principal Underwriters.

          (a) Reich & Tang Distributors, Inc., the Registrant's Distributor, is also distributor for Back Bay Funds, Inc., California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Georgia Daily Municipal Income Fund, Institutional Daily Income Fund, New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily

               Municipal Income Fund, Inc., Pax World Money Market Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc., Tax Exempt Proceeds Fund, Inc. and Virginia Daily Municipal Income Fund, Inc.

          (b) The following are the directors and officers of Reich & Tang Distributors Inc. The principal business address of Messrs. Voss, Ryland, and Wadsworth is 399 Boylston Street, Boston, Massachusetts 02116. For all other persons the principal address is 600 Fifth Avenue, New York, New York 10020.

                             Positions and Offices         Positions and Offices
             Name            with the Distributor          with the Registrant


     Peter S. Voss           Director                      None
     G. Neal Ryland          Director                      None
     Edward N. Wadsworth     Executive Officer             None
     Richard E. Smith III    President                     None
     Peter DeMarco           Executive Vice President      None
     Steven W. Duff          Director                      President
     Bernadette N. Finn      Vice President                Secretary
     Lorraine C. Hysler      Secretary                     None
     Richard De Sanctis      Treasurer                     Treasurer
     Richard I. Weiner       Vice President                None


               (c)  Not applicable.




ITEM 28. Location of Accounts and Records.

         Accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained in the physical possession of the Registrant or Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, the Registrant's custodian.

ITEM 29. Management Services.

         Not applicable.

ITEM 30. Undertakings.

         Not applicable.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 29th day of December, 1999.


                            SHORT TERM INCOME FUND, INC.


                             By: /s/ Steven Duff
                                     Steven Duff
                                     President


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

(1) Principal Executive Officer


         /s/ Steven Duff
         Steven Duff                President and Director     12/29/99

(2)      Principal Financial and
         Accounting Officer


         /s/ Richard De Sanctis
         Richard De Sanctis         Treasurer                  12/29/99

(3)      Majority of Directors



         /s/ Steven Duff
         Steven Duff                 Director                  12/29/99



         W. Giles Mellon                    (Director)  *
         Robert Straniere                   (Director)  *
         Yung Wong                          (Director)  *


By:      /s/ Bernadette N. Finn
         Bernadette N. Finn
         *Attorney-in-Fact                                      12/29/99


*        See exhibit (p)